UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21323
Eaton Vance Limited Duration Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
April 30
Date of Fiscal Year End
April 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Limited Duration Income Fund Annual Report April 30, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report April 30, 2011
Eaton Vance
Limited Duration Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	4
Fund Profile	5
Endnotes and Additional Disclosures	6
Financial Statements	7
Federal Tax Information	53
Annual Meeting of Shareholders	54
Notice to Shareholders	55
Dividend Reinvestment Plan	56
Board of Trustees’ Contract Approval	58
Management and Organization	61
Important Notices	63

Eaton Vance
Limited Duration Income Fund
April 30, 2011
Management’s Discussion of Fund Performance

Portfolio Managers	Payson F. Swaffield, CFA; Mark S. Venezia, CFA; Susan Schiff, CFA; Michael W. Weilheimer, CFA; Scott H. Page, CFA; Catherine C. McDermott
For the fiscal year ending April 30, 2011, Eaton Vance Limited Duration Income Fund had total returns of 11.68% at net asset value (NAV) and 5.52% at market price. The Fund is a closed-end fund and trades on the NYSE Amex exchange under the symbol “EVV.” The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
Economic and Market Conditions
During the fiscal year ending April 30, 2011, the U.S. Treasury market rallied, as yields declined across the curve. The 5 to 10-year portion of the Treasury yield curve produced the strongest returns, with yields declining by 45 and 37 basis points, respectively. Reflecting spread tightening during the period, the BofA Merrill Lynch U.S. High Yield Index returned 13.3% over the period while the shorter-duration S&P/LSTA Leveraged Loan Index returned approximately 6.9%. U.S. government agency mortgage-backed securities (MBS) also generated positive returns, with the BofA Merrill Lynch Mortgage Master Index returning 5.0%.1

The bank loan market generated positive returns, driven by strong investor demand and improved corporate fundamentals. The loan market struggled somewhat in early March 2011, driven by turmoil in the Middle East and tragic events in Japan, though it recovered and finished the fiscal year on solid footing.
The high-yield bond market had solid twelve-month returns, benefiting from similar economic and market factors that helped the bank loan market. Investor confidence in the U.S. economic recovery bolstered the high-yield market during the year, outweighing European sovereign debt concerns. The market further benefited from the Federal Reserve’s efforts to keep interest rates low. With short-term rates near zero and continuing optimism in the U.S. economy, high yield bond issuance remained strong.
Fundamentals continued to improve during the year, with many companies using the proceeds from their new bond deals to refinance existing debt, effectively pushing near-term maturities out into future years.
Management Discussion
The Fund invests at least 25% of its total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. government securities (which include U.S. Treasuries, MBS, and other securities issued, backed, or otherwise guaranteed by the U.S. government, or its agencies or instrumentalities), commercial mortgage-backed securities (CMBS) and corporate debt obligations rated investment grade; and (2) investments rated below investment grade, including senior loans and high-yield debt securities. The Fund’s assets may also include, among other investments, unsecured loans and money market instruments. As of April 30, 2011, the Fund was invested 36.5% in investment-grade securities, including 24.1% seasoned U.S. government agency MBS (seasoned MBS), 7.2% CMBS, and 3.8% investment-grade corporate debt; and 60.8% in below-investment-grade securities; of the latter, 29.4% was invested in senior, secured loans and 31.4% was invested in high-yield corporate bonds.
The Fund’s high-yield bond investments outperformed the broader high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index. Credit selection was a key contributor to outperformance during the period, particularly among the Fund’s BB and B-rated holdings (as rated by Moody’s and Standard & Poor’s). In terms of industries, metals and mining and health care, in which the Fund was overweighted, and steel, in which the Fund was underweighted, were the top three contributors for the year. The Fund’s holdings of CCC-rated bonds (also rated by Moody’s and Standard & Poor’s) detracted from performance, as did selections in the technology and broadcasting industries.
See Endnotes and Additional Disclosures on page 6.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Limited Duration Income Fund
April 30, 2011
Management’s Discussion of Fund Performance

During the twelve-month period, the Fund’s bank loan investments slightly underperformed the broader bank loan market, as measured by the S&P/LSTA Leveraged Loan Index. The Fund’s bank loan holdings had a general bias toward the high-quality end of the loan market, which was the primary reason for the underperformance as lower-quality loans outperformed for the year. Defaulted loans remained below 1% of the Fund’s bank loan assets as of April 30, 2011, however, which was lower than the market’s overall level.
In the MBS portion of the Fund, the investment emphasis remained on seasoned MBS. Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. For the twelve-month period, seasoned MBS spreads tightened by approximately 30 basis points (0.30%). Prepayment rates continued to run in the mid-teens without any meaningful increase, despite continued lows in mortgage rates. The Fund’s positions in seasoned U.S. government agency MBS benefited from modestly tighter yield spreads during the period and outperformed similar duration U.S. Treasuries.
See Endnotes and Additional Disclosures on page 6.

Eaton Vance
Limited Duration Income Fund
April 30, 2011
Performance2

NYSE Amex Symbol	EVV
Inception Date (5/30/03)

% Average Annual Total Returns at NAV

One Year	11.68
Five Years	8.51
Since Inception	7.92

% Average Annual Total Returns at market price, NYSE

One Year	5.52
Five Years	8.61
Since Inception	7.13

% Premium/(Discount) to NAV (4/30/11)	-5.74

Distributions

Total Distributions per share (4/30/10 – 4/30/11)	$1.378
Distribution Rate at NAV[3]	7.33%
Distribution Rate at market price[3]	7.78%

% Total Leverage[4]

TALF Loans	1.86
Notes Payable	15.28
APS	9.74
See Endnotes and Additional Disclosures on page 6.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Limited Duration Income Fund
April 30, 2011
Fund Profile

Asset Allocation5 (% of net investments)

See Endnotes and Additional Disclosures on page 6.

Eaton Vance
Limited Duration Income Fund
April 30, 2011
Endnotes and Additional Disclosures

1.	BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. The S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. The BofA Merrill Lynch Mortgage Master Index is an unmanaged index of U.S. mortgage-backed securities traded on the secondary market. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

2.	Performance results reflect the effects of leverage.

3.	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

4.	APS percentage represents the liquidation value of the Fund’s APS outstanding as a percentage of the aggregate of the net assets applicable to the Fund’s common shares plus the APS and borrowings outstanding. TALF loans are non-recourse to the Fund. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its APS and borrowings, which could be reduced if Fund asset values decline.

5.	Fund allocation as a percentage of the Fund’s net assets amounted to 138.8%. Fund allocations are subject to change due to active management.
Important Notice to Shareholders Effective April 29, 2011, the Fund’s portfolio management team includes Payson F. Swaffield, Mark S. Venezia, Susan Schiff, Michael W. Weilheimer, Scott H. Page and Catherine C. McDermott.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments

Senior Floating-Rate Interests — 41.0%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 0.7%

Avio Holding SpA
EUR	700	Term Loan - Second Lien, 5.45%, Maturing June 14, 2016	$1,033,176
Booz Allen Hamilton, Inc.
	475	Term Loan, 4.00%, Maturing August 3, 2017	481,056
DAE Aviation Holdings, Inc.
	1,387	Term Loan, 5.28%, Maturing July 31, 2014	1,402,821
	1,438	Term Loan, 5.28%, Maturing July 31, 2014	1,454,215
Delos Aircraft, Inc.
	775	Term Loan, 7.00%, Maturing March 17, 2016	780,813
Doncasters (Dundee HoldCo 4 Ltd.)
	559	Term Loan, 4.21%, Maturing July 13, 2015	547,533
	559	Term Loan, 4.71%, Maturing July 13, 2015	547,533
GBP	1,234	Term Loan - Second Lien, 6.63%, Maturing January 13, 2016	1,964,072
Evergreen International Aviation
	810	Term Loan, 10.50%, Maturing October 31, 2011(2)	803,813
Hawker Beechcraft Acquisition
	1,055	Term Loan, 2.24%, Maturing March 26, 2014	931,780
IAP Worldwide Services, Inc.
	990	Term Loan, 8.25%, Maturing December 30, 2012	989,220
International Lease Finance Co.
	2,050	Term Loan, 6.75%, Maturing March 17, 2015	2,065,557
Wesco Aircraft Hardware Corp.
	417	Term Loan, 4.25%, Maturing April 4, 2017	421,272
Wyle Laboratories, Inc.
	929	Term Loan, 7.75%, Maturing March 25, 2016	932,490

			$14,355,351

Automotive — 1.9%

Adesa, Inc.
	3,748	Term Loan, 2.97%, Maturing October 18, 2013	$3,745,928
Allison Transmission, Inc.
	6,847	Term Loan, 2.99%, Maturing August 7, 2014	6,847,882
Delphi Automotive
	8,425	Term Loan, 5.00%, Maturing April 14, 2017	8,419,102
Federal-Mogul Corp.
	4,062	Term Loan, 2.17%, Maturing December 29, 2014	3,968,966
	3,609	Term Loan, 2.15%, Maturing December 28, 2015	3,526,443
Ford Motor Co.
	830	Term Loan, 2.97%, Maturing December 16, 2013	831,482
	3,642	Term Loan, 2.97%, Maturing December 16, 2013	3,650,391
Goodyear Tire & Rubber Co.
	4,450	Term Loan - Second Lien, 1.94%, Maturing April 30, 2014	4,395,488
HHI Holdings, LLC
	475	Term Loan, 7.01%, Maturing March 21, 2017	475,594
TriMas Corp.
	198	Term Loan, 6.00%, Maturing August 2, 2011	199,926
	2,315	Term Loan, 6.00%, Maturing December 15, 2015	2,332,134

			$38,393,336

Beverage and Tobacco — 0.1%

Constellation Brands, Inc.
	264	Term Loan, 3.00%, Maturing June 5, 2015	$265,431
Liberator Midco Ltd.
GBP	823	Term Loan, 11.38%, Maturing November 3, 2016(2)	1,397,261
Maine Beverage Co., LLC
	248	Term Loan, 2.05%, Maturing March 31, 2013	240,985

			$1,903,677

Building and Development — 0.7%

Beacon Sales Acquisition, Inc.
	828	Term Loan, 2.27%, Maturing September 30, 2013	$818,610
Brickman Group Holdings, Inc.
	1,322	Term Loan, 7.25%, Maturing October 14, 2016	1,350,874
CB Richard Ellis Services, Inc.
	656	Term Loan, 1.63%, Maturing March 5, 2018(3)	655,988
	619	Term Loan, 1.75%, Maturing September 4, 2019(3)	619,802
Forestar USA Real Estate Group, Inc.
	311	Revolving Loan, 0.84%, Maturing August 6, 2013(3)	305,167
	2,854	Term Loan, 6.50%, Maturing August 6, 2015	2,840,073
NCI Building Systems, Inc.
	621	Term Loan, 8.00%, Maturing April 18, 2014	618,214
Panolam Industries Holdings, Inc.
	2,016	Term Loan, 8.25%, Maturing December 31, 2013	1,864,496
RE/MAX International, Inc.
	2,193	Term Loan, 5.50%, Maturing April 15, 2016	2,202,509
Realogy Corp.
	116	Term Loan, 3.24%, Maturing October 10, 2013	111,802
	982	Term Loan, 3.31%, Maturing October 10, 2013	943,424
South Edge, LLC
	288	Term Loan, 0.00%, Maturing October 31, 2009(4)	243,656

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development (continued)

WCI Communities, Inc.
	729	Term Loan, 10.00%, Maturing September 2, 2016(2)	$711,076

			$13,285,691

Business Equipment and Services — 3.7%

Activant Solutions, Inc.
	256	Term Loan, 2.31%, Maturing May 2, 2013	$255,408
	1,533	Term Loan, 4.81%, Maturing February 2, 2016	1,535,218
Advantage Sales & Marketing, Inc.
	1,895	Term Loan, 5.25%, Maturing December 18, 2017	1,907,482
Affinion Group, Inc.
	5,576	Term Loan, 5.00%, Maturing October 10, 2016	5,595,733
Allied Security Holdings, LLC
	550	Term Loan, 5.00%, Maturing February 4, 2017	554,354
Dealer Computer Services, Inc.
	2,300	Term Loan, 3.75%, Maturing April 20, 2018	2,322,501
Education Management, LLC
	4,161	Term Loan, 2.06%, Maturing June 3, 2013	4,099,792
First American Corp.
	1,166	Term Loan, 4.75%, Maturing April 12, 2016	1,172,747
Infogroup, Inc.
	893	Term Loan, 6.25%, Maturing July 1, 2016	901,438
Information Resources, Inc.
	1,237	Term Loan, 3.30%, Maturing May 16, 2014	1,233,743
iPayment, Inc.
	2,001	Term Loan, 4.25%, Maturing May 10, 2013	1,994,308
Kronos, Inc.
	1,464	Term Loan, 2.06%, Maturing June 11, 2014	1,447,616
Mitchell International, Inc.
	2,500	Term Loan - Second Lien, 5.56%, Maturing March 30, 2015	2,312,500
NE Customer Service
	2,059	Term Loan, 6.00%, Maturing March 23, 2016	2,059,086
Quantum Corp.
	163	Term Loan, 3.81%, Maturing July 14, 2014	162,411
Quintiles Transnational Corp.
	1,184	Term Loan, 2.31%, Maturing March 29, 2013	1,183,369
	165	Term Loan - Second Lien, 4.31%, Maturing March 31, 2014	165,433
Sabre, Inc.
	7,485	Term Loan, 2.23%, Maturing September 30, 2014	6,930,428
Safenet, Inc.
	948	Term Loan, 2.71%, Maturing April 12, 2014	942,414
Serena Software, Inc.
	3,206	Term Loan, 4.31%, Maturing March 10, 2016	3,196,082
Sitel (Client Logic)
	1,171	Term Loan, 5.79%, Maturing January 30, 2014	1,168,168
Solera Holdings, LLC
EUR	1,065	Term Loan, 2.94%, Maturing May 16, 2014	1,561,655
SunGard Data Systems, Inc.
	439	Term Loan, 1.98%, Maturing February 28, 2014	435,866
	13,378	Term Loan, 3.93%, Maturing February 26, 2016	13,461,673
TransUnion, LLC
	1,000	Term Loan, 4.75%, Maturing February 12, 2018	1,009,125
Travelport, LLC
	2,223	Term Loan, 4.74%, Maturing August 21, 2015	2,182,150
	3,000	Term Loan, 4.74%, Maturing August 21, 2015	2,944,452
	446	Term Loan, 4.81%, Maturing August 21, 2015	437,850
EUR	1,052	Term Loan, 5.66%, Maturing August 21, 2015	1,516,680
U.S. Security Holdings, Inc.
	804	Term Loan, 4.00%, Maturing May 8, 2013	802,157
Valassis Communications, Inc.
	396	Term Loan, 2.56%, Maturing March 2, 2014	394,719
	1,710	Term Loan, 2.56%, Maturing March 2, 2014	1,705,117
West Corp.
	552	Term Loan, 2.73%, Maturing October 24, 2013	550,642
	3,816	Term Loan, 4.59%, Maturing July 15, 2016	3,854,585
	1,341	Term Loan, 4.61%, Maturing July 15, 2016	1,355,692

			$73,352,594

Cable and Satellite Television — 2.7%

Bragg Communications, Inc.
	1,558	Term Loan, 2.81%, Maturing August 31, 2014	$1,540,894
Cequel Communications, LLC
	2,830	Term Loan, 2.24%, Maturing November 5, 2013	2,820,954
Charter Communications Operating, LLC
	5,896	Term Loan, 2.22%, Maturing March 6, 2014	5,901,717
CSC Holdings, Inc.
	2,644	Term Loan, 2.06%, Maturing March 29, 2016	2,653,419
Foxco Acquisition Sub, LLC
	967	Term Loan, 4.77%, Maturing July 14, 2015	971,303
Insight Midwest Holdings, LLC
	4,359	Term Loan, 2.02%, Maturing April 7, 2014	4,331,045
MCC Iowa, LLC
	2,347	Term Loan, 1.94%, Maturing January 31, 2015	2,339,988
Mediacom Broadband, LLC
	1,836	Term Loan, 4.50%, Maturing October 23, 2017	1,838,420

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

Mediacom Illinois, LLC
	4,633	Term Loan, 1.94%, Maturing January 31, 2015	$4,447,779
Mediacom, LLC
	1,017	Term Loan, 4.50%, Maturing October 23, 2017	1,009,365
NDS Finance, Ltd.
	1,000	Term Loan, 4.00%, Maturing March 12, 2018	1,004,375
ProSiebenSat.1 Media AG
EUR	2,045	Term Loan, 3.68%, Maturing March 6, 2015	2,804,493
EUR	1,187	Term Loan, 2.92%, Maturing June 26, 2015	1,707,015
EUR	48	Term Loan, 2.96%, Maturing July 3, 2015	69,276
EUR	2,045	Term Loan, 3.93%, Maturing March 4, 2016	2,804,493
EUR	513	Term Loan, 8.30%, Maturing March 6, 2017(2)	686,494
EUR	452	Term Loan - Second Lien, 5.05%, Maturing September 2, 2016	601,368
UPC Broadband Holding B.V.
	239	Term Loan, 3.74%, Maturing December 30, 2016	240,109
EUR	4,531	Term Loan, 4.71%, Maturing December 31, 2016	6,670,520
	1,815	Term Loan, 3.74%, Maturing December 29, 2017	1,822,013
EUR	1,962	Term Loan, 4.96%, Maturing December 31, 2017	2,892,898
Virgin Media Investment Holding
GBP	475	Term Loan, 4.07%, Maturing June 30, 2015	796,887
GBP	456	Term Loan, 4.57%, Maturing December 31, 2015	764,600
YPSO Holding SA
EUR	1,512	Term Loan, 4.95%, Maturing June 16, 2014(2)	2,033,241
EUR	584	Term Loan, 5.11%, Maturing June 16, 2014(2)	784,664
EUR	952	Term Loan, 5.11%, Maturing June 16, 2014(2)	1,280,240

			$54,817,570

Chemicals and Plastics — 2.1%

Brenntag Holding GmbH and Co. KG
	290	Term Loan, 3.72%, Maturing January 20, 2014	$290,710
	1,965	Term Loan, 3.74%, Maturing January 20, 2014	1,972,237
	1,300	Term Loan - Second Lien, 6.43%, Maturing July 17, 2015	1,309,208
Celanese Holdings, LLC
	4,117	Term Loan, 3.30%, Maturing October 31, 2016	4,154,164
EUR	1,355	Term Loan, 4.18%, Maturing October 31, 2016	2,015,203
General Chemical Corp.
	672	Term Loan, 5.00%, Maturing March 3, 2017	676,382
Hexion Specialty Chemicals, Inc.
	870	Term Loan, 4.00%, Maturing May 5, 2015	867,059
	389	Term Loan, 4.06%, Maturing May 5, 2015	387,879
	2,317	Term Loan, 4.06%, Maturing May 5, 2015	2,320,333
Huish Detergents, Inc.
	1,227	Term Loan, 1.98%, Maturing April 26, 2014	1,189,350
Huntsman International, LLC
	794	Term Loan, 1.74%, Maturing April 21, 2014	788,394
	2,166	Term Loan, 2.77%, Maturing April 19, 2017	2,156,137
INEOS Group
	214	Term Loan, 7.50%, Maturing December 16, 2013	221,623
EUR	1,326	Term Loan, 7.50%, Maturing December 16, 2013	2,060,522
	214	Term Loan, 8.00%, Maturing December 16, 2014	221,760
EUR	1,327	Term Loan, 8.00%, Maturing December 16, 2014	2,062,715
EUR	500	Term Loan, 9.00%, Maturing December 16, 2015	779,687
ISP Chemco, Inc.
	1,910	Term Loan, 1.75%, Maturing June 4, 2014	1,886,013
MacDermid, Inc.
EUR	778	Term Loan, 3.40%, Maturing April 11, 2014	1,134,846
Momentive Performance Materials
	1,857	Term Loan, 3.75%, Maturing May 5, 2015	1,848,166
Nalco Co.
	1,567	Term Loan, 4.50%, Maturing October 5, 2017	1,583,450
Rockwood Specialties Group, Inc.
	2,250	Term Loan, 3.75%, Maturing February 9, 2018	2,275,313
Schoeller Arca Systems Holding
EUR	289	Term Loan, 5.01%, Maturing November 16, 2015	303,965
EUR	824	Term Loan, 5.01%, Maturing November 16, 2015	866,659
EUR	887	Term Loan, 5.01%, Maturing November 16, 2015	932,610
Solutia, Inc.
	2,460	Term Loan, 3.50%, Maturing August 1, 2017	2,480,684
Styron S.A.R.L.
	1,870	Term Loan, 6.00%, Maturing August 2, 2017	1,891,930
Univar, Inc.
	3,021	Term Loan, 5.00%, Maturing June 30, 2017	3,047,892

			$41,724,891

Conglomerates — 0.8%

Jarden Corp.
	855	Term Loan, 3.24%, Maturing January 31, 2017	$864,652
Manitowoc Company, Inc. (The)
	526	Term Loan, 5.31%, Maturing November 6, 2013	527,310
	573	Term Loan, 8.00%, Maturing November 6, 2014	575,688
RBS Global, Inc.
	407	Term Loan, 2.50%, Maturing July 19, 2013	405,073
	2,682	Term Loan, 2.79%, Maturing July 19, 2013	2,681,967
RGIS Holdings, LLC
	96	Term Loan, 2.80%, Maturing April 30, 2014	95,146
	1,929	Term Loan, 2.81%, Maturing April 30, 2014	1,902,914

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates (continued)

Service Master Co.
	294	Term Loan, 2.72%, Maturing July 24, 2014	$289,418
	2,949	Term Loan, 2.76%, Maturing July 24, 2014	2,906,242
US Investigations Services, Inc.
	3,549	Term Loan, 3.06%, Maturing February 21, 2015	3,525,623
Walter Industries, Inc.
	2,200	Term Loan, 4.00%, Maturing April 2, 2018	2,221,864

			$15,995,897

Containers and Glass Products — 1.5%

Berry Plastics Corp.
	4,505	Term Loan, 2.31%, Maturing April 3, 2015	$4,345,201
BWAY Corp.
	245	Term Loan, Maturing February 23, 2018(5)	246,618
	2,755	Term Loan, Maturing February 23, 2018(5)	2,780,342
Consolidated Container Co.
	2,000	Term Loan - Second Lien, 5.69%, Maturing September 28, 2014	1,815,000
Graham Packaging Holdings Co.
	4,992	Term Loan, 6.75%, Maturing April 5, 2014	5,046,268
	995	Term Loan, 6.00%, Maturing September 23, 2016	1,005,105
Graphic Packaging International, Inc.
	5,704	Term Loan, 2.29%, Maturing May 16, 2014	5,704,151
JSG Acquisitions
EUR	797	Term Loan, 4.32%, Maturing December 1, 2014	1,186,975
EUR	788	Term Loan, 4.53%, Maturing December 31, 2014	1,174,749
Kranson Industries, Inc.
	979	Term Loan, 2.55%, Maturing July 31, 2013	959,956
Pelican Products, Inc.
	798	Term Loan, 5.00%, Maturing March 7, 2017	801,741
Reynolds Group Holdings, Inc.
	3,100	Term Loan, 4.25%, Maturing February 9, 2018	3,121,312
Smurfit Kappa Acquisitions
EUR	115	Term Loan, 4.47%, Maturing December 31, 2014	170,851
EUR	138	Term Loan, 4.52%, Maturing December 31, 2014	205,134
Tegrant Holding Corp.
	1,920	Term Loan, 3.51%, Maturing March 8, 2013	1,816,800

			$30,380,203

Cosmetics / Toiletries — 0.7%

Alliance Boots Holdings, Ltd.
GBP	4,950	Term Loan, 3.59%, Maturing July 5, 2015	$8,011,569
EUR	1,000	Term Loan, 4.20%, Maturing July 5, 2015	1,460,784
Bausch & Lomb, Inc.
	534	Term Loan, 3.46%, Maturing April 24, 2015	535,170
	2,197	Term Loan, 3.54%, Maturing April 24, 2015	2,201,355
KIK Custom Products, Inc.
	1,900	Term Loan - Second Lien, 5.25%, Maturing November 30, 2014	1,324,062
Prestige Brands, Inc.
	950	Term Loan, 4.76%, Maturing March 24, 2016	957,897

			$14,490,837

Diversified Media — 0.1%

Catalina Marketing Corp.
	2,000	Term Loan, Maturing October 1, 2014(5)	$1,990,000

			$1,990,000

Drugs — 0.3%

Graceway Pharmaceuticals, LLC
	970	Term Loan, 4.96%, Maturing May 3, 2012	$587,049
	1,450	Term Loan, 9.96%, Maturing November 3, 2013(2)(6)	14,497
	2,000	Term Loan - Second Lien, 0.00%, Maturing May 3, 2013(7)	113,334
Pharmaceutical Holdings Corp.
	56	Term Loan, 4.47%, Maturing January 30, 2012	56,051
Warner Chilcott Corp.
	2,000	Term Loan, Maturing March 17, 2016(5)	2,008,906
	760	Term Loan, 4.25%, Maturing March 15, 2018	767,125
	1,520	Term Loan, 4.25%, Maturing March 15, 2018	1,534,250
WC Luxco S.A.R.L.
	1,045	Term Loan, 4.25%, Maturing March 15, 2018	1,054,797

			$6,136,009

Ecological Services and Equipment — 0.1%

Big Dumpster Merger Sub, Inc.
	806	Term Loan, 2.47%, Maturing February 5, 2013	$683,334
Cory Environmental Holdings
GBP	500	Term Loan - Second Lien, 5.04%, Maturing September 30, 2014	398,796
Environmental Systems Products Holdings, Inc.
	273	Term Loan - Second Lien, 13.50%, Maturing September 12, 2014	253,231
Sensus Metering Systems, Inc.
	690	Term Loan, 7.00%, Maturing June 3, 2013	692,997

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Ecological Services and Equipment (continued)

Wastequip, Inc.
	930	Term Loan, 2.47%, Maturing February 5, 2013	$789,146

			$2,817,504

Electronics / Electrical — 1.9%

Aspect Software, Inc.
	1,931	Term Loan, 6.25%, Maturing April 19, 2016	$1,947,396
Attachmate Corp.
	2,925	Term Loan, Maturing April 27, 2017(5)	2,932,313
Christie/Aix, Inc.
	809	Term Loan, 5.25%, Maturing April 29, 2016	806,782
Edwards (Cayman Island II), Ltd.
	1,197	Term Loan, 5.50%, Maturing May 31, 2016	1,201,489
Freescale Semiconductor, Inc.
	4,349	Term Loan, 4.49%, Maturing December 1, 2016	4,356,800
Infor Enterprise Solutions Holdings
	500	Term Loan, 5.71%, Maturing March 2, 2014	451,563
	259	Term Loan, 4.97%, Maturing July 28, 2015	254,206
	2,065	Term Loan, 5.97%, Maturing July 28, 2015	2,023,969
	3,958	Term Loan, 5.97%, Maturing July 28, 2015	3,936,770
	550	Term Loan - Second Lien, 6.46%, Maturing March 2, 2014	503,250
	950	Term Loan - Second Lien, 6.46%, Maturing March 2, 2014	873,704
Network Solutions, LLC
	1,998	Term Loan, 2.47%, Maturing March 7, 2014	1,975,169
NXP B.V.
	2,575	Term Loan, 4.50%, Maturing March 7, 2017	2,605,578
Open Solutions, Inc.
	2,352	Term Loan, 2.40%, Maturing January 23, 2014	2,108,365
RBS Worldpay, Inc.
GBP	2,000	Term Loan, Maturing October 2, 2017(5)	3,351,834
Sensata Technologies Finance Co.
	5,709	Term Loan, 2.02%, Maturing April 26, 2013	5,684,310
SS&C Technologies, Inc.
	1,490	Term Loan, 2.29%, Maturing November 23, 2012	1,497,057
VeriFone, Inc.
	900	Term Loan, 2.97%, Maturing October 31, 2013	889,207
Vertafore, Inc.
	1,067	Term Loan, 5.25%, Maturing July 29, 2016	1,074,997

			$38,474,759

Equipment Leasing — 0.2%

Hertz Corp.
	3,350	Term Loan, 3.75%, Maturing March 9, 2018	$3,384,431

			$3,384,431

Financial Intermediaries — 1.4%

Asset Acceptance Capital Corp.
	977	Term Loan, 3.81%, Maturing June 5, 2013	$972,358
Citco III, Ltd.
	2,312	Term Loan, 4.46%, Maturing June 30, 2014	2,311,581
EURONET Worldwide, Inc.
	1,786	Term Loan, 2.27%, Maturing April 4, 2014	1,784,032
First Data Corp.
	1,000	Term Loan, Maturing September 24, 2014(5)	951,537
	2,346	Term Loan, Maturing September 24, 2014(5)	2,232,624
	2,654	Term Loan, Maturing September 24, 2014(5)	2,524,761
Grosvenor Capital Management
	633	Term Loan, 4.25%, Maturing December 5, 2016	632,961
Interactive Data Corp.
	2,225	Term Loan, 4.75%, Maturing February 12, 2018	2,242,898
Jupiter Asset Management Group
GBP	308	Term Loan, 4.57%, Maturing March 17, 2015	514,470
LPL Holdings, Inc.
	1,154	Term Loan, 2.03%, Maturing June 28, 2013	1,156,261
	3,634	Term Loan, 4.25%, Maturing June 25, 2015	3,657,748
MSCI, Inc.
	3,628	Term Loan, 3.75%, Maturing March 14, 2017	3,667,618
Nuveen Investments, Inc.
	1,842	Term Loan, 3.29%, Maturing November 13, 2014	1,791,490
	2,153	Term Loan, 5.79%, Maturing May 12, 2017	2,163,385

RJO Holdings Corp. (RJ O’Brien)
	32	Term Loan, 6.24%, Maturing December 10, 2015(6)	26,624
	1,029	Term Loan, 6.24%, Maturing December 10, 2015(6)	854,321

			$27,484,669

Food Products — 1.2%

Acosta, Inc.
	2,225	Term Loan, 4.75%, Maturing March 1, 2018	$2,243,541
Dean Foods Co.
	5,712	Term Loan, 1.81%, Maturing April 2, 2014	5,572,770
Dole Food Company, Inc.
	692	Term Loan, 5.22%, Maturing March 2, 2017	699,439
	279	Term Loan, 5.50%, Maturing March 2, 2017	281,606

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Liberator Midco, Ltd.
GBP	1,000	Term Loan, Maturing April 29, 2016(5)	$1,670,350
Pierre Foods, Inc.
	2,368	Term Loan, 7.00%, Maturing September 30, 2016	2,389,339
Pinnacle Foods Finance, LLC
	7,111	Term Loan, 2.74%, Maturing April 2, 2014	7,099,312
Provimi Group SA
	188	Term Loan, 2.46%, Maturing June 28, 2015	186,723
	231	Term Loan, 2.46%, Maturing June 28, 2015	229,785
EUR	243	Term Loan, 3.45%, Maturing June 28, 2015	357,715
EUR	392	Term Loan, 3.45%, Maturing June 28, 2015	577,176
EUR	419	Term Loan, 3.45%, Maturing June 28, 2015	616,479
EUR	540	Term Loan, 3.45%, Maturing June 28, 2015	794,975
	148	Term Loan - Second Lien, 4.46%, Maturing December 28, 2016	140,085
EUR	24	Term Loan - Second Lien, 5.20%, Maturing December 28, 2016	33,847
EUR	331	Term Loan - Second Lien, 5.45%, Maturing December 28, 2016	463,569

			$23,356,711

Food Service — 1.9%

Aramark Corp.
	137	Term Loan, 2.12%, Maturing January 27, 2014	$136,271
	1,696	Term Loan, 2.18%, Maturing January 27, 2014	1,686,793
GBP	958	Term Loan, 2.82%, Maturing January 27, 2014	1,563,374
	246	Term Loan, 3.49%, Maturing July 26, 2016	246,809
	3,742	Term Loan, 3.56%, Maturing July 26, 2016	3,752,892
Buffets, Inc.
	1,560	Term Loan, 12.00%, Maturing April 21, 2015(2)	1,417,731
	159	Term Loan, 7.56%, Maturing April 22, 2015(2)	120,575
Burger King Corp.
	5,667	Term Loan, 4.50%, Maturing October 19, 2016	5,671,092
CBRL Group, Inc.
	1,182	Term Loan, 1.82%, Maturing April 29, 2013	1,181,687
	755	Term Loan, 2.82%, Maturing April 27, 2016	756,361
Del Monte Corp.
	4,600	Term Loan, 4.50%, Maturing March 8, 2018	4,625,503
Denny’s, Inc.
	759	Term Loan, 5.25%, Maturing February 24, 2017	766,343
DineEquity, Inc.
	1,533	Term Loan, 4.25%, Maturing October 19, 2017	1,553,549
Dunkin Brands, Inc.
	1,945	Term Loan, 4.25%, Maturing November 23, 2017	1,962,291
JRD Holdings, Inc.
	1,823	Term Loan, 2.47%, Maturing July 2, 2014	1,813,561
NPC International, Inc.
	352	Term Loan, 1.99%, Maturing May 3, 2013	350,380
OSI Restaurant Partners, LLC
	420	Term Loan, 3.54%, Maturing June 14, 2013	412,971
	4,282	Term Loan, 2.50%, Maturing June 14, 2014	4,208,347
QCE Finance, LLC
	895	Term Loan, 4.96%, Maturing May 5, 2013	848,916
Sagittarius Restaurants, LLC
	609	Term Loan, 7.52%, Maturing May 18, 2015	613,262
Selecta
EUR	741	Term Loan - Second Lien, 5.24%, Maturing December 28, 2015	798,720
U.S. Foodservice, Inc.
	2,000	Term Loan, 2.71%, Maturing July 3, 2014	1,939,166
Wendy’s/Arby’s Restaurants, LLC
	1,014	Term Loan, 5.00%, Maturing May 24, 2017	1,022,138

			$37,448,732

Food / Drug Retailers — 1.4%

General Nutrition Centers, Inc.
	2,400	Term Loan, 4.25%, Maturing March 2, 2018	$2,411,234
NBTY, Inc.
	7,319	Term Loan, 4.25%, Maturing October 2, 2017	7,380,947
Pantry, Inc. (The)
	314	Term Loan, 1.97%, Maturing May 15, 2014	309,937
	1,090	Term Loan, 1.97%, Maturing May 15, 2014	1,076,394
Rite Aid Corp.
	5,210	Term Loan, 1.98%, Maturing June 4, 2014	5,029,718
	4,065	Term Loan, 4.50%, Maturing February 28, 2018	4,056,004
Roundy’s Supermarkets, Inc.
	3,674	Term Loan, 7.00%, Maturing November 3, 2013	3,689,685
Supervalu, Inc.
	3,500	Term Loan, Maturing April 28, 2018(5)	3,482,500

			$27,436,419

Forest Products — 0.2%

Georgia-Pacific Corp.
	3,648	Term Loan, 2.31%, Maturing December 21, 2012	$3,653,255
	1,291	Term Loan, 3.56%, Maturing December 23, 2014	1,298,431

			$4,951,686

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care — 4.3%

AMR HoldCo, Inc.
	1,950	Term Loan, 3.22%, Maturing April 8, 2015	$1,951,829
Aveta Holdings, LLC
	670	Term Loan, 8.50%, Maturing April 14, 2015	675,509
	670	Term Loan, 8.50%, Maturing April 14, 2015	675,509
Biomet, Inc.
	3,860	Term Loan, 3.28%, Maturing March 25, 2015	3,860,726
EUR	1,713	Term Loan, 4.13%, Maturing March 25, 2015	2,539,971
Bright Horizons Family Solutions, Inc.
	240	Term Loan, 7.50%, Maturing May 28, 2015	242,177
Cardinal Health 409, Inc.
	1,103	Term Loan, 2.46%, Maturing April 10, 2014	1,076,920
Carestream Health, Inc.
	2,475	Term Loan, 5.00%, Maturing February 25, 2017	2,323,097
Carl Zeiss Vision Holding GmbH
	1,170	Term Loan, 1.74%, Maturing October 24, 2014	1,052,025
	130	Term Loan, 4.00%, Maturing September 30, 2019	104,162
Catalent Pharma Solutions
EUR	1,925	Term Loan, 3.45%, Maturing April 10, 2014	2,758,550
CDRL MS, Inc.
	934	Term Loan, 6.75%, Maturing September 29, 2016	943,739
Community Health Systems, Inc.
	366	Term Loan, 2.56%, Maturing July 25, 2014	357,361
	7,103	Term Loan, 2.56%, Maturing July 25, 2014	6,943,574
	3,569	Term Loan, 3.81%, Maturing January 25, 2017	3,518,587
ConMed Corp.
	576	Term Loan, 1.72%, Maturing April 12, 2013	564,807
ConvaTec, Inc.
	1,000	Term Loan, Maturing December 22, 2016(5)	1,005,156
CRC Health Corp.
	1,180	Term Loan, 4.81%, Maturing November 16, 2015	1,159,173
Dako EQT Project Delphi
	750	Term Loan - Second Lien, 4.05%, Maturing December 12, 2016	676,562
DJO Finance, LLC
	838	Term Loan, 3.21%, Maturing May 20, 2014	835,553
Fenwal, Inc.
	142	Term Loan, 2.56%, Maturing February 28, 2014	134,469
	831	Term Loan, 2.56%, Maturing February 28, 2014	784,343
Fresenius SE
	359	Term Loan, 3.50%, Maturing September 10, 2014	360,088
	629	Term Loan, 3.50%, Maturing September 10, 2014	631,655
Grifols SA
	2,400	Term Loan, Maturing November 23, 2016(5)	2,426,611
HCA, Inc.
	1,652	Term Loan, 2.56%, Maturing November 18, 2013	1,651,211
	4,961	Term Loan, 3.56%, Maturing March 31, 2017	4,974,138
Health Management Associates, Inc.
	5,556	Term Loan, 2.06%, Maturing February 28, 2014	5,485,647
Iasis Healthcare, LLC
	113	Term Loan, 2.21%, Maturing March 14, 2014	112,966
	412	Term Loan, 2.21%, Maturing March 14, 2014	411,972
	1,189	Term Loan, 2.21%, Maturing March 14, 2014	1,190,207
	1,800	Term Loan, Maturing May 17, 2018(5)	1,791,000
IM U.S. Holdings, LLC
	900	Term Loan - Second Lien, 4.46%, Maturing June 26, 2015	899,157
inVentiv Health, Inc.
	1,993	Term Loan, 4.75%, Maturing August 14, 2016	2,007,456
Kindred Healthcare, Inc.
	1,750	Term Loan, Maturing April 9, 2018(5)	1,747,266
Lifepoint Hospitals, Inc.
	2,901	Term Loan, 3.07%, Maturing April 15, 2015	2,910,298
MultiPlan, Inc.
	2,764	Term Loan, 4.75%, Maturing August 26, 2017	2,782,392
Mylan, Inc.
	152	Term Loan, 3.56%, Maturing October 2, 2014	152,467
Nyco Holdings
EUR	868	Term Loan, 5.20%, Maturing December 29, 2014	1,285,553
	1,555	Term Loan, Maturing December 29, 2014(5)	1,549,028
EUR	868	Term Loan, 5.70%, Maturing December 29, 2015	1,285,237
	1,554	Term Loan - Second Lien, Maturing December 29, 2015(5)	1,547,886
Physiotherapy Associates, Inc.
	913	Term Loan, 7.50%, Maturing June 27, 2013	914,096
	500	Term Loan - Second Lien, 12.00%, Maturing June 27, 2014	432,400
RadNet Management, Inc.
	1,361	Term Loan, 5.75%, Maturing April 1, 2016	1,363,292
ReAble Therapeutics Finance, LLC
	1,096	Term Loan, 2.22%, Maturing November 18, 2013	1,095,864
Res-Care, Inc.
	1,500	Term Loan, Maturing December 22, 2016(5)	1,501,875
Select Medical Holdings Corp.
	1,441	Term Loan, 4.06%, Maturing August 22, 2014	1,444,857
	1,154	Term Loan, 4.08%, Maturing August 22, 2014	1,158,789
Skillsoft Corp.
	978	Term Loan, 6.50%, Maturing May 26, 2017	995,508

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Sunrise Medical Holdings, Inc.
EUR	793	Term Loan, 6.75%, Maturing May 13, 2014	$1,085,980

TriZetto Group, Inc. (The)
	1,575	Term Loan, Maturing May 2, 2018(5)	1,567,125
Universal Health Services, Inc.
	1,000	Term Loan, Maturing November 15, 2016(5)	1,006,719
Vanguard Health Holding Co., LLC
	1,241	Term Loan, 5.00%, Maturing January 29, 2016	1,246,852
VWR Funding, Inc.
	2,279	Term Loan, 2.71%, Maturing June 30, 2014	2,245,379

			$85,444,770

Home Furnishings — 0.4%

Hunter Fan Co.
	524	Term Loan, 2.72%, Maturing April 16, 2014	$505,724
	500	Term Loan - Second Lien, 6.99%, Maturing October 16, 2014	432,500
National Bedding Co., LLC
	3,261	Term Loan, 3.81%, Maturing November 28, 2013	3,269,629
	2,550	Term Loan - Second Lien, 5.31%, Maturing February 28, 2014	2,518,125
Oreck Corp.
	527	Term Loan - Second Lien, 3.81%, Maturing March 19, 2016(6)	475,016
Sanitec Europe OY
EUR	387	Term Loan, 2.50%, Maturing June 24, 2016	507,027

			$7,708,021

Industrial Equipment — 1.1%

Alliance Laundry Systems, LLC
	961	Term Loan, 6.25%, Maturing September 30, 2016	$973,020
Brand Energy and Infrastructure Services, Inc.
	910	Term Loan, 2.56%, Maturing February 7, 2014	889,517
	983	Term Loan, 3.56%, Maturing February 7, 2014	965,770
Brock Holdings III, Inc.
	1,075	Term Loan, 6.00%, Maturing March 16, 2017	1,079,031
Bucyrus International, Inc.
	153	Term Loan, 4.25%, Maturing February 19, 2016	154,499
Butterfly Wendel US, Inc.
	596	Term Loan, 3.46%, Maturing June 23, 2014	573,121
	596	Term Loan, 4.21%, Maturing June 22, 2015	572,935

EPD Holdings, (Goodyear Engineering Products)
	296	Term Loan, 2.72%, Maturing July 31, 2014	279,403
	2,066	Term Loan, 2.72%, Maturing July 31, 2014	1,950,766
	2,100	Term Loan - Second Lien, 5.96%, Maturing July 13, 2015	1,841,874
Generac Acquisition Corp.
	1,841	Term Loan, 2.80%, Maturing November 11, 2013	1,835,992
Gleason Corp.
	918	Term Loan, 2.01%, Maturing June 30, 2013	913,698
Itron, Inc.
EUR	159	Term Loan, 4.72%, Maturing April 18, 2014	236,247
Jason, Inc.
	100	Term Loan, 8.25%, Maturing September 21, 2014	99,773
	252	Term Loan, 8.25%, Maturing September 21, 2014	252,870
JMC Steel Group, Inc.
	650	Term Loan, 4.75%, Maturing April 3, 2017	652,974
KION Group GmbH
	256	Term Loan, 3.71%, Maturing December 23, 2014(2)	249,706
	256	Term Loan, 3.96%, Maturing December 23, 2015(2)	249,706
Pinafore, LLC
	2,362	Term Loan, 4.25%, Maturing September 29, 2016	2,387,351
Polypore, Inc.
	4,091	Term Loan, 2.22%, Maturing July 3, 2014	4,055,025
Sequa Corp.
	1,191	Term Loan, 3.50%, Maturing December 3, 2014	1,183,349

			$21,396,627

Insurance — 0.5%

Alliant Holdings I, Inc.
	2,688	Term Loan, 3.31%, Maturing August 21, 2014	$2,674,852
AmWINS Group, Inc.
	500	Term Loan - Second Lien, 5.81%, Maturing June 8, 2014	462,500
Crawford & Company
	1,517	Term Loan, 5.00%, Maturing October 30, 2013	1,528,521
Crump Group, Inc.
	855	Term Loan, 3.22%, Maturing August 1, 2014	848,715
HUB International Holdings, Inc.
	212	Term Loan, 2.81%, Maturing June 13, 2014	210,709
	944	Term Loan, 2.81%, Maturing June 13, 2014	937,376
U.S.I. Holdings Corp.
	2,629	Term Loan, 2.72%, Maturing May 5, 2014	2,603,144
	985	Term Loan, 7.00%, Maturing May 5, 2014	984,589

			$10,250,406

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies — 1.4%

AMC Entertainment, Inc.
	1,672	Term Loan, 3.46%, Maturing December 16, 2016	$1,675,279
Bombardier Recreational Products
	2,854	Term Loan, 2.79%, Maturing June 28, 2013	2,836,205
Cedar Fair, LP
	2,456	Term Loan, 4.00%, Maturing December 15, 2017	2,481,983
Cinemark, Inc.
	3,670	Term Loan, 3.52%, Maturing April 29, 2016	3,697,086
Deluxe Entertainment Services
	41	Term Loan, 6.25%, Maturing May 11, 2013	41,235
	637	Term Loan, 6.25%, Maturing May 11, 2013	635,023
	500	Term Loan - Second Lien, 11.00%, Maturing November 11, 2013	495,000
National CineMedia, LLC
	3,075	Term Loan, 1.81%, Maturing February 13, 2015	3,036,563
Regal Cinemas Corp.
	3,990	Term Loan, 3.56%, Maturing August 23, 2017	4,004,947
Revolution Studios Distribution Co., LLC
	1,592	Term Loan, 3.97%, Maturing December 21, 2014	1,185,686
	2,050	Term Loan - Second Lien, 7.22%, Maturing June 21, 2015(6)	656,000
SeaWorld Parks & Entertainment, Inc.
	1,017	Term Loan, 2.96%, Maturing February 17, 2016	1,015,726
	917	Term Loan, 4.00%, Maturing August 17, 2017	925,066
Six Flags Theme Parks, Inc.
	2,927	Term Loan, 5.25%, Maturing June 30, 2016	2,955,445
Universal City Development Partners, Ltd.
	1,159	Term Loan, 5.50%, Maturing November 6, 2014	1,171,547
Zuffa, LLC
	1,466	Term Loan, 2.25%, Maturing June 19, 2015	1,443,139

			$28,255,930

Lodging and Casinos — 1.2%

Ameristar Casinos, Inc.
	1,000	Term Loan, 4.00%, Maturing April 13, 2018	$1,010,446
Gala Electric Casinos, Ltd.
GBP	942	Term Loan, 4.74%, Maturing October 25, 2013	1,501,331
GBP	958	Term Loan, 5.38%, Maturing October 27, 2014	1,526,539
Harrah’s Operating Co.
	2,130	Term Loan, 3.25%, Maturing January 28, 2015	2,000,045
	1,500	Term Loan, 3.27%, Maturing January 28, 2015	1,409,475
	1,773	Term Loan, 3.27%, Maturing January 28, 2015	1,665,771
Herbst Gaming, Inc.
	819	Term Loan, 10.00%, Maturing December 31, 2015	853,896
Isle of Capri Casinos, Inc.
	875	Term Loan, 4.75%, Maturing November 1, 2013	882,291
Las Vegas Sands, LLC
	725	Term Loan, 3.00%, Maturing November 23, 2016	714,160
	2,658	Term Loan, 3.00%, Maturing November 23, 2016	2,617,158
LodgeNet Entertainment Corp.
	754	Term Loan, 6.50%, Maturing April 4, 2014	724,237
Penn National Gaming, Inc.
	6,711	Term Loan, 2.00%, Maturing October 3, 2012	6,710,517
Tropicana Entertainment, Inc.
	87	Term Loan, 15.00%, Maturing December 29, 2012	98,531
VML US Finance, LLC
	1,884	Term Loan, 4.72%, Maturing May 27, 2013	1,888,576

			$23,602,973

Nonferrous Metals / Minerals — 0.6%

Compass Minerals Group, Inc.
	1,715	Term Loan, 3.01%, Maturing January 15, 2016	$1,724,026
Fairmount Minerals, Ltd.
	2,825	Term Loan, 5.25%, Maturing March 1, 2017	2,843,981
Noranda Aluminum Acquisition
	357	Term Loan, 1.96%, Maturing May 18, 2014	354,813
Novelis, Inc.
	2,095	Term Loan, 4.00%, Maturing March 10, 2017	2,118,972
Oxbow Carbon and Mineral Holdings
	1,459	Term Loan, 3.80%, Maturing May 8, 2016	1,472,144
Tube City IMS Corp.
	2,569	Term Loan, 2.21%, Maturing January 25, 2014	2,552,595
	324	Term Loan, 2.31%, Maturing January 25, 2014	322,297

			$11,388,828

Oil and Gas — 0.3%

CGGVeritas Services, Inc.
	508	Term Loan, 5.50%, Maturing January 12, 2016	$511,306
CITGO Petroleum Corp.
	587	Term Loan, 8.00%, Maturing June 24, 2015	602,739
	496	Term Loan, 9.00%, Maturing June 23, 2017	522,406
Crestwood Holdings, LLC
	541	Term Loan, 10.50%, Maturing September 30, 2016	556,515
Dynegy Holdings, Inc.
	74	Term Loan, 4.03%, Maturing April 2, 2013	73,469
	926	Term Loan, 4.03%, Maturing April 2, 2013	924,476

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Oil and Gas (continued)

MEG Energy Corp.
	1,150	Term Loan, 4.00%, Maturing March 16, 2018	$1,162,099
Sheridan Production Partners I, LLC
	134	Term Loan, 6.50%, Maturing April 20, 2017	135,392
	220	Term Loan, 6.50%, Maturing April 20, 2017	221,661
	1,660	Term Loan, 6.50%, Maturing April 20, 2017	1,672,809

			$6,382,872

Publishing — 1.8%

Aster Zweite Beteiligungs GmbH
	1,075	Term Loan, 4.71%, Maturing September 27, 2013	$1,072,984
	1,194	Term Loan, 4.71%, Maturing September 27, 2013	1,192,191
	1,277	Term Loan, 4.71%, Maturing December 31, 2014	1,274,710
EUR	472	Term Loan, 5.78%, Maturing December 31, 2014	702,219
EUR	528	Term Loan, 5.78%, Maturing December 31, 2014	784,485
Cengage Learning, Inc.
	1,672	Term Loan, 2.46%, Maturing July 3, 2014	1,612,467
GateHouse Media Operating, Inc.
	2,921	Term Loan, 2.22%, Maturing August 28, 2014	1,285,151
	4,147	Term Loan, 2.22%, Maturing August 28, 2014	1,824,619
	964	Term Loan, 2.47%, Maturing August 28, 2014	424,059
Getty Images, Inc.
	1,990	Term Loan, 5.25%, Maturing November 7, 2016	2,014,565
Hanley-Wood, LLC
	967	Term Loan, 2.62%, Maturing March 8, 2014(6)	619,200
Laureate Education, Inc.
	473	Term Loan, 3.52%, Maturing August 17, 2014	470,091
	3,157	Term Loan, 3.52%, Maturing August 17, 2014	3,139,663
MediaNews Group, Inc.
	149	Term Loan, 8.50%, Maturing March 19, 2014	149,270
Merrill Communications, LLC
	1,382	Term Loan, 7.50%, Maturing December 24, 2012	1,381,928
Nelson Education, Ltd.
	638	Term Loan, 2.81%, Maturing July 5, 2014	587,216
Nielsen Finance, LLC
	8,038	Term Loan, 2.23%, Maturing August 9, 2013	8,020,638
	2,000	Term Loan, 3.73%, Maturing May 2, 2016	2,003,750
Penton Media, Inc.
	971	Term Loan, 5.00%, Maturing August 1, 2014(2)	810,715
SGS International, Inc.
	621	Term Loan, 3.96%, Maturing September 30, 2013	621,213
Source Interlink Companies, Inc.
	1,125	Term Loan, 10.75%, Maturing June 18, 2013	1,102,416
	747	Term Loan, 15.00%, Maturing March 18, 2014(2)	616,107
Springer Science+Business Media S.A.
	2,000	Term Loan, 6.75%, Maturing June 17, 2016	2,023,334

Star Tribune Co. (The)
	29	Term Loan, 8.00%, Maturing September 28, 2014	28,372
	25	Term Loan, 8.00%, Maturing September 29, 2014	25,219
Xsys, Inc.
EUR	1,500	Term Loan - Second Lien, 5.55%, Maturing November 1, 2014	2,236,537

			$36,023,119

Radio and Television — 1.5%

Block Communications, Inc.
	1,990	Term Loan, 2.21%, Maturing December 22, 2011	$1,969,852
CMP KC, LLC
	1,066	Term Loan, 6.46%, Maturing May 3, 2011(2)(6)	197,263
CMP Susquehanna Corp.
	954	Revolving Loan, 0.50%, Maturing May 5, 2012(3)	920,309
	2,131	Term Loan, 2.25%, Maturing May 5, 2013	2,104,370
Gray Television, Inc.
	1,753	Term Loan, 3.75%, Maturing December 31, 2014	1,745,156
HIT Entertainment, Inc.
	998	Term Loan, 5.56%, Maturing June 1, 2012	989,674
Live Nation Worldwide, Inc.
	4,322	Term Loan, 4.50%, Maturing November 7, 2016	4,347,131
Local TV Finance, LLC
	2,000	Term Loan, 2.37%, Maturing May 7, 2013	1,961,250
Mission Broadcasting, Inc.
	658	Term Loan, 5.00%, Maturing September 30, 2016	659,673
	2,000	Term Loan, Maturing September 30, 2016(5)	2,015,000
New Young Broadcasting Holding Co., Inc.
	539	Term Loan, 8.00%, Maturing June 30, 2015	544,499
Nexstar Broadcasting, Inc.
	1,029	Term Loan, 5.00%, Maturing September 30, 2016	1,031,796
Raycom TV Broadcasting, LLC
	1,886	Term Loan, 1.75%, Maturing June 25, 2014	1,852,749
Univision Communications, Inc.
	4,218	Term Loan, 2.21%, Maturing September 29, 2014	4,137,363
	4,218	Term Loan, 4.46%, Maturing March 31, 2017	4,132,618
Weather Channel
	1,277	Term Loan, 4.25%, Maturing February 13, 2017	1,291,564

			$29,900,267

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Rail Industries — 0.1%

Kansas City Southern Railway Co.
	3,238	Term Loan, 2.04%, Maturing April 26, 2013	$3,240,524

			$3,240,524

Retailers (Except Food and Drug) — 1.1%

Dollar General Corp.
	1,000	Term Loan, 2.97%, Maturing July 7, 2014	$1,000,875
J Crew Operating Corp.
	2,700	Term Loan, 4.75%, Maturing March 7, 2018	2,698,545
Jo-Ann Stores, Inc.
	1,700	Term Loan, 4.75%, Maturing March 22, 2018	1,702,125
Michaels Stores, Inc.
	926	Term Loan, 2.58%, Maturing October 31, 2013	919,051
Neiman Marcus Group, Inc.
	1,858	Term Loan, 4.31%, Maturing April 6, 2016	1,864,187
Orbitz Worldwide, Inc.
	1,775	Term Loan, 3.25%, Maturing July 25, 2014	1,690,237
Phillips-Van Heusen Corp.
	687	Term Loan, 3.50%, Maturing May 6, 2016	696,910
Pilot Travel Centers, LLC
	1,725	Term Loan, 4.25%, Maturing March 30, 2018	1,739,016
Rent-A-Center, Inc.
	4	Term Loan, 1.97%, Maturing June 30, 2012	4,050
	971	Term Loan, 3.31%, Maturing March 31, 2015	973,417
Savers, Inc.
	1,150	Term Loan, 4.25%, Maturing March 3, 2017	1,158,864
Visant Holding Corp.
	1,372	Term Loan, 5.25%, Maturing December 31, 2016	1,379,956
Vivarte
EUR	31	Term Loan, 2.91%, Maturing March 9, 2015	44,641
EUR	122	Term Loan, 2.91%, Maturing March 9, 2015	173,605
EUR	782	Term Loan, 2.91%, Maturing March 9, 2015	1,115,039
EUR	782	Term Loan, 3.54%, Maturing March 8, 2016	1,115,039
EUR	31	Term Loan, 3.54%, Maturing May 29, 2016	44,641
EUR	122	Term Loan, 3.54%, Maturing May 29, 2016	173,605

Yankee Candle Company, Inc. (The)
	3,923	Term Loan, 2.22%, Maturing February 6, 2014	3,916,752

			$22,410,555

Steel — 0.1%

Niagara Corp.
	1,985	Term Loan, 10.50%, Maturing June 29, 2014(2)(6)	$1,886,191

			$1,886,191

Surface Transport — 0.1%

Swift Transportation Co., Inc.
	2,250	Term Loan, Maturing December 21, 2016(5)	$2,278,593

			$2,278,593

Telecommunications — 2.2%

Asurion Corp.
	3,374	Term Loan, 3.25%, Maturing July 3, 2014	$3,364,596
BCM Luxembourg, Ltd.
EUR	1,827	Term Loan, 3.08%, Maturing September 30, 2014	2,484,868
EUR	1,828	Term Loan, 3.33%, Maturing September 30, 2015	2,485,375
EUR	2,500	Term Loan - Second Lien, 5.45%, Maturing March 31, 2016	2,526,183
Intelsat Jackson Holdings SA
	10,550	Term Loan, 5.25%, Maturing April 2, 2018	10,667,865
IPC Systems, Inc.
GBP	1,366	Term Loan, 3.07%, Maturing May 31, 2014	2,252,387
Macquarie UK Broadcast Ventures, Ltd.
GBP	1,071	Term Loan, 2.88%, Maturing December 1, 2014	1,662,199
MetroPCS Wireless
	1,895	Term Loan, 4.00%, Maturing March 15, 2018	1,902,061
NTelos, Inc.
	1,977	Term Loan, 4.00%, Maturing August 7, 2015	1,987,658
Syniverse Technologies, Inc.
	1,000	Term Loan, 5.25%, Maturing December 21, 2017	1,011,458
Telesat Canada, Inc.
	314	Term Loan, 3.22%, Maturing October 31, 2014	314,173
	3,655	Term Loan, 3.22%, Maturing October 31, 2014	3,657,551
TowerCo Finance, LLC
	650	Term Loan, 5.25%, Maturing February 2, 2017	655,146
Wind Telecomunicazioni SpA
EUR	3,750	Term Loan, Maturing December 15, 2017(5)	5,571,137
Windstream Corp.
	3,890	Term Loan, 3.02%, Maturing December 17, 2015	3,910,620

			$44,453,277

Utilities — 0.7%

Calpine Corp.
	2,650	Term Loan, 4.50%, Maturing April 2, 2018	$2,677,966
NRG Energy, Inc.
	1	Term Loan, 2.06%, Maturing February 1, 2013	1,145
	535	Term Loan, 2.06%, Maturing February 1, 2013	535,067
	3,552	Term Loan, 3.50%, Maturing August 31, 2015	3,585,303
	2,993	Term Loan, 3.56%, Maturing August 31, 2015	3,016,018

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Utilities (continued)

Pike Electric, Inc.
331	Term Loan, 2.00%, Maturing July 2, 2012	$328,960
250	Term Loan, 2.00%, Maturing December 10, 2012	247,834
TXU Texas Competitive Electric Holdings Co., LLC
4,000	Term Loan, 4.74%, Maturing October 10, 2017	3,211,693

		$13,603,986

Total Senior Floating-Rate Interests
(identified cost $818,793,779)		$820,407,906

Corporate Bonds & Notes — 48.6%

Principal
Amount
(000’s omitted)	Security	Value

Aerospace and Defense — 0.5%

Alliant Techsystems, Inc.
$760	6.875%, 9/15/20	$801,800
BE Aerospace, Inc.
1,465	6.875%, 10/1/20	1,549,238
Huntington Ingalls Industries, Inc.
135	6.875%, 3/15/18(8)	142,763
1,885	7.125%, 3/15/21(8)	1,993,387
TransDigm, Inc., Sr. Sub. Notes
4,980	7.75%, 12/15/18(8)	5,390,850

		$9,878,038

Air Transport — 0.7%

American Airlines, Inc., Sr. Notes
$3,035	7.50%, 3/15/16(8)	$2,997,062
Burlington Northern Santa Fe, LLC, Sr. Notes
750	6.15%, 5/1/37	814,259
CHC Helicopter SA, Sr. Notes
8,140	9.25%, 10/15/20(8)	8,017,900
Southwest Airlines Co., Sr. Notes
850	5.75%, 12/15/16	933,293
United Air Lines, Inc., Sr. Notes
261	9.875%, 8/1/13(8)	277,639

		$13,040,153

Automotive — 1.4%

Accuride Corp., Sr. Notes
$1,580	9.50%, 8/1/18	$1,769,600
Affinia Group, Inc., Sr. Notes
2,964	10.75%, 8/15/16(8)	3,378,960
Allison Transmission, Inc.
285	11.00%, 11/1/15(8)	311,363
3,599	11.25%, 11/1/15(2)(8)	3,994,197
2,085	7.125%, 5/15/19(8)	2,121,487
American Axle & Manufacturing Holdings, Inc., Sr. Notes
1,305	9.25%, 1/15/17(8)	1,464,862
Commercial Vehicle Group, Inc., Sr. Notes
1,080	7.875%, 4/15/19(8)	1,109,700
Goodyear Tire & Rubber Co. (The), Sr. Notes
2,106	10.50%, 5/15/16	2,395,575
Lear Corp.
600	7.875%, 3/15/18	661,500
Meritor, Inc.
25	8.125%, 9/15/15	26,500
1,190	10.625%, 3/15/18	1,353,625
Navistar International Corp.
4,270	8.25%, 11/1/21	4,782,400
Pittsburgh Glass Works, LLC, Sr. Notes
970	8.50%, 4/15/16(8)	1,018,500
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes
2,821	10.625%, 9/1/17(8)	3,170,099
Visteon Corp., Sr. Notes
675	6.75%, 4/15/19(8)	671,625

		$28,229,993

Banks and Thrifts — 1.9%

Ally Financial, Inc.
$4,500	8.30%, 2/12/15	$5,073,750
4,485	8.00%, 11/1/31	5,079,262
Bank of America NA
1,750	6.00%, 10/15/36	1,767,066
Barclays Bank PLC
500	10.179%, 6/12/21(8)	652,955
Capital One Financial Corp.
1,900	6.15%, 9/1/16	2,118,249
Charter One Bank NA
800	6.375%, 5/15/12	827,639
Citigroup, Inc.
2,500	5.00%, 9/15/14	2,649,295
Discover Bank
1,000	7.00%, 4/15/20	1,127,197
Fifth Third Bancorp
450	8.25%, 3/1/38	554,319

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Banks and Thrifts (continued)

General Motors Acceptance Corp.
$2,450	8.00%, 12/31/18	$2,719,500
Intesa Sanpaolo SpA, Sr. Notes
500	3.625%, 8/12/15(8)	500,373
KeyBank NA
500	5.45%, 3/3/16	541,877
Lloyds TSB Bank PLC
1,060	4.375%, 1/12/15(8)	1,097,177
700	6.50%, 9/14/20(8)	716,023
Manufacturers & Traders Trust Co., Variable Rate
2,165	5.629% to 12/1/16, 12/1/21(9)	2,122,791
Morgan Stanley
900	4.75%, 4/1/14	947,442
Royal Bank of Scotland Group PLC
550	5.00%, 10/1/14	558,664
545	5.625%, 8/24/20	560,534
Sovereign Bank
970	5.125%, 3/15/13	1,002,633
2,000	8.75%, 5/30/18	2,380,036
Standard Chartered Bank, Sr. Notes
2,275	6.40%, 9/26/17(8)	2,499,172
SunTrust Banks, Inc., Sr. Notes
500	3.60%, 4/15/16	507,131
Wachovia Corp.
1,320	4.80%, 11/1/14	1,425,126

		$37,428,211

Beverage and Tobacco — 0.1%

Anheuser-Busch InBev Worldwide, Inc.
$1,080	3.00%, 10/15/12	$1,112,179

		$1,112,179

Broadcast Radio and Television — 0.9%

Clear Channel Communications, Inc., Sr. Notes
$3,875	4.40%, 5/15/11	$3,884,687
Clear Channel Worldwide Holdings, Inc.
1,550	9.25%, 12/15/17	1,732,125
Cumulus Media, Inc., Sr. Notes
1,345	7.75%, 5/1/19(8)	1,345,000
Historic TW, Inc.
500	6.625%, 5/15/29	547,451
LBI Media, Inc., Sr. Notes
1,830	9.25%, 4/15/19(8)	1,875,750
Rainbow National Services, LLC, Sr. Sub. Notes
1,470	10.375%, 9/1/14(8)	1,532,475
Time Warner Cable, Inc.
1,000	7.50%, 4/1/14	1,155,386
XM Satellite Radio Holdings, Inc.
5,080	13.00%, 8/1/13(8)	6,057,900

		$18,130,774

Brokers, Dealers and Investment Houses — 0.4%

FMR, LLC
$750	4.75%, 3/1/13(8)	$789,832
FMR, LLC, Sr. Notes
500	6.45%, 11/15/39(8)	507,531
Macquarie Bank, Ltd.
2,000	6.625%, 4/7/21(8)	2,075,234
SSI Investments II, Sr. Notes
3,410	11.125%, 6/1/18	3,844,775

		$7,217,372

Building and Development — 1.0%

Building Materials Corp. of America, Sr. Notes
$2,685	6.75%, 5/1/21(8)	$2,728,631
CB Richard Ellis Service, Inc.
3,270	6.625%, 10/15/20(8)	3,433,500
CB Richard Ellis Service, Inc., Sr. Sub. Notes
9,415	11.625%, 6/15/17	11,180,312
Interface, Inc., Sr. Notes
860	7.625%, 12/1/18	925,575
Toll Brothers Finance Corp.
1,590	4.95%, 3/15/14	1,670,475

		$19,938,493

Business Equipment and Services — 3.0%

Abengoa Finance SAU
$1,910	8.875%, 11/1/17(8)	$1,948,200
ACCO Brands Corp., Sr. Notes
1,600	10.625%, 3/15/15	1,812,000
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.
1,950	9.625%, 3/15/18	2,174,250
Brocade Communications Systems, Inc., Sr. Notes
700	6.625%, 1/15/18	745,500
890	6.875%, 1/15/20	972,325
CMA CGM SA
3,655	8.50%, 4/15/17(8)	3,618,450

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Business Equipment and Services (continued)

Education Management, LLC, Sr. Notes
$7,805	8.75%, 6/1/14	$8,000,125
Education Management, LLC, Sr. Sub. Notes
1,161	10.25%, 6/1/16	1,214,696
MDC Partners, Inc.
1,510	11.00%, 11/1/16	1,683,650
MediMedia USA, Inc., Sr. Sub. Notes
2,515	11.375%, 11/15/14(8)	2,178,619
Muzak, LLC/Muzak Finance, Sr. Notes
3,432	15.00%, 7/31/14(2)	3,242,859
Quintiles Transnational Corp., Sr. Notes
1,890	9.50%, 12/30/14(2)(8)	1,941,975
RSC Equipment Rental, Inc.
1,525	10.25%, 11/15/19	1,757,563
RSC Equipment Rental, Inc., Sr. Notes
4,215	10.00%, 7/15/17(8)	4,847,250
Sitel, LLC/Sitel Finance Corp., Sr. Notes
915	11.50%, 4/1/18	866,963
SunGard Data Systems, Inc., Sr. Notes
11,035	10.625%, 5/15/15	12,193,675
Ticketmaster Entertainment, Inc.
4,270	10.75%, 8/1/16	4,691,662
TransUnion, LLC/TransUnion Financing Corp.
2,160	11.375%, 6/15/18(8)	2,505,600
United Rentals North America, Inc.
3,055	10.875%, 6/15/16	3,570,531

		$59,965,893

Cable and Satellite Television — 0.6%

Bresnan Broadband Holdings, LLC
$470	8.00%, 12/15/18(8)	$501,725
Cablevision Systems Corp., Sr. Notes
740	8.625%, 9/15/17	832,500
1,055	7.75%, 4/15/18	1,155,225
CCO Holdings, LLC / CCO Capital Corp.
365	8.125%, 4/30/20(8)	407,888
Mediacom Broadband Corp., Sr. Notes
3,290	8.50%, 10/15/15	3,438,050
Mediacom, LLC/Mediacom Capital Corp., Sr. Notes
460	9.125%, 8/15/19	501,400
National Cable PLC, Sr. Notes
3,270	9.125%, 8/15/16	3,478,462
Time Warner Cable, Inc.
1,055	8.75%, 2/14/19	1,340,581

		$11,655,831

Chemicals and Plastics — 2.1%

Celanese US Holdings, LLC
$880	6.625%, 10/15/18(8)	$930,600
CF Industries, Inc., Sr. Notes
2,990	6.875%, 5/1/18	3,382,437
2,230	7.125%, 5/1/20	2,558,925
Chemtura Corp.
2,185	7.875%, 9/1/18(8)	2,348,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Notes
1,100	9.00%, 11/15/20(8)	1,190,750
INEOS Finance PLC, Sr. Notes
3,160	9.00%, 5/15/15(8)	3,476,000
INEOS Group Holdings PLC, Sr. Sub. Notes
4,190	8.50%, 2/15/16(8)	4,357,600
Kraton Polymers, LLC, Sr. Notes
695	6.75%, 3/1/19(8)	710,638
LBI Escrow Corp., Sr. Notes
1,667	8.00%, 11/1/17(8)	1,862,873
Lubrizol Corp.
300	6.50%, 10/1/34	335,592
Lyondell Chemical Co., Sr. Notes
11,045	11.00%, 5/1/18	12,536,075
Momentive Performance Materials, Inc.
305	9.00%, 1/15/21(8)	329,400
Nova Chemicals Corp., Sr. Notes
1,960	8.375%, 11/1/16	2,224,600
Polymer Group, Inc., Sr. Notes
320	7.75%, 2/1/19(8)	334,400
PolyOne Corp., Sr. Notes
585	7.375%, 9/15/20	625,584
Polypore International, Inc.
760	7.50%, 11/15/17(8)	808,925
Scotts Miracle-Gro Co. (The)
565	7.25%, 1/15/18	605,963
Solutia, Inc.
1,725	8.75%, 11/1/17	1,916,906
Vertellus Specialties, Inc., Sr. Notes
1,250	9.375%, 10/1/15(8)	1,318,750

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Chemicals and Plastics (continued)

Wellman Holdings, Inc., Sr. Sub. Notes
$269	5.00%, 1/29/19(2)(6)	$0

		$41,854,893

Clothing / Textiles — 0.3%

Oxford Industries, Inc., Sr. Notes
$4,521	11.375%, 7/15/15	$5,108,730

		$5,108,730

Conglomerates — 0.8%

Amsted Industries, Inc., Sr. Notes
$3,220	8.125%, 3/15/18(8)	$3,461,500
FUEL Trust
3,750	4.207%, 4/15/16(8)	3,835,110
General Electric Co., Sr. Notes
1,625	5.00%, 2/1/13	1,735,547
Griffon Corp.
2,015	7.125%, 4/1/18(8)	2,098,119

Manitowoc Co., Inc. (The)
800	9.50%, 2/15/18	900,000
2,160	8.50%, 11/1/20	2,376,000
RBS Global & Rexnord Corp.
1,775	11.75%, 8/1/16	1,912,562

		$16,318,838

Containers and Glass Products — 0.8%

Ardagh Packaging Finance PLC
$1,265	9.125%, 10/15/20(8)	$1,404,150
Ardagh Packaging Finance PLC, Sr. Notes
905	7.375%, 10/15/17(8)	976,269
BWAY Holding Co.
620	10.00%, 6/15/18(8)	683,550
Intertape Polymer US, Inc., Sr. Sub. Notes
3,240	8.50%, 8/1/14	3,025,350
Reynolds Group Holdings, Inc., Sr. Notes
2,930	8.50%, 5/15/18(8)	3,032,550
1,685	7.125%, 4/15/19(8)	1,765,037
5,705	9.00%, 4/15/19(8)	6,040,169

		$16,927,075

Cosmetics / Toiletries — 0.4%

Amscan Holdings, Inc., Sr. Sub. Notes
$8,305	8.75%, 5/1/14	$8,460,719

		$8,460,719

Diversified Financial Services — 0.7%

CIT Group, Inc., Sr. Notes
$3,360	5.25%, 4/1/14(8)	$3,443,590
1,570	7.00%, 5/1/14	1,603,362
3,710	7.00%, 5/1/17	3,749,419
FIA Card Services NA
1,100	7.125%, 11/15/12	1,183,809
General Electric Capital Corp., Sr. Notes
1,500	5.875%, 1/14/38	1,524,251

Goldman Sachs Group, Inc. (The)
1,100	6.75%, 10/1/37	1,145,080
JPMorgan Chase & Co., Sr. Notes
240	6.30%, 4/23/19	271,824
Morgan Stanley, Sr. Notes
600	7.25%, 4/1/32	724,219

		$13,645,554

Diversified Manufacturing Operations — 0.1%

Hutchison Whampoa International, Ltd.
$500	6.25%, 1/24/14(8)	$555,686
400	7.45%, 11/24/33(8)	499,726

		$1,055,412

Diversified Media — 0.6%

Catalina Marketing Corp.
$3,255	10.50%, 10/1/15(8)	$3,523,538
4,150	11.625%, 10/1/17(8)	4,731,000
Checkout Holding Corp., Sr. Notes
4,445	0.00%, 11/15/15(8)	2,933,700

		$11,188,238

Drugs — 0.2%

Patheon, Inc., Sr. Notes
$1,185	8.625%, 4/15/17(8)	$1,241,288
Warner Chilcott Co. LLC
2,170	7.75%, 9/15/18(8)	2,297,487

		$3,538,775

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Ecological Services and Equipment — 0.1%

Casella Waste Systems, Inc.
$420	7.75%, 2/15/19(8)	$431,550
Casella Waste Systems, Inc., Sr. Notes
845	11.00%, 7/15/14	962,244
Clean Harbors, Inc., Sr. Notes
995	7.625%, 8/15/16(8)	1,069,625
Environmental Systems Product Holdings, Inc., Jr. Notes
149	18.00%, 3/31/15(6)	128,154

		$2,591,573

Electronics / Electrical — 0.7%

Advanced Micro Devices, Inc.
$1,670	8.125%, 12/15/17	$1,774,375
Advanced Micro Devices, Inc., Sr. Notes
2,185	7.75%, 8/1/20	2,288,788
Electricite de France, Sr. Notes
1,000	4.60%, 1/27/20(8)	1,033,137
Enel Finance International SA
205	6.25%, 9/15/17(8)	230,617
1,120	6.80%, 9/15/37(8)	1,179,386
Midamerican Energy Holdings Co., Sr. Notes
1,000	5.875%, 10/1/12	1,066,565
NXP BV/NXP Funding, LLC, Variable Rate
891	3.028%, 10/15/13	889,886
Scottish Power, Ltd., Sr. Notes
1,040	5.375%, 3/15/15	1,107,726
Spectrum Brands, Inc.
3,599	12.00%, 8/28/19(2)	4,048,537
Tyco Electronics Group SA
850	5.95%, 1/15/14	938,294
400	7.125%, 10/1/37	476,002

		$15,033,313

Equipment Leasing — 0.2%

AWAS Aviation Capital, Ltd., Sr. Notes
$4,146	7.00%, 10/15/16(8)	$4,249,609
Hertz Corp.
229	8.875%, 1/1/14	235,870
25	7.50%, 10/15/18(8)	26,375

		$4,511,854

Financial Intermediaries — 0.7%

Ford Motor Credit Co., Sr. Notes
$3,380	12.00%, 5/15/15	$4,318,532
4,975	8.00%, 12/15/16	5,792,258
1,530	8.125%, 1/15/20	1,821,422
Janus Capital Group, Inc., Sr. Notes
2,000	6.70%, 6/15/17	2,193,052

		$14,125,264

Financial Services — 0.3%

BBVA Bancomer SA
$1,500	6.50%, 3/10/21(8)	$1,540,370
Credit Suisse USA, Inc.
200	7.125%, 7/15/32	242,724
E*Trade Financial Corp., Sr. Notes
2,885	7.375%, 9/15/13	2,921,062
UBS AG, Sr. Sub. Notes
1,325	5.875%, 7/15/16	1,458,967

		$6,163,123

Food Products — 1.0%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes
$1,882	15.00%, 5/15/17(8)	$1,920,887
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes
3,605	10.75%, 5/15/16(8)	3,911,425
Corn Products International, Inc., Sr. Notes
220	3.20%, 11/1/15	222,807
700	6.625%, 4/15/37	763,507
Dole Foods Co., Sr. Notes
2,103	13.875%, 3/15/14	2,570,917
Kraft Foods, Inc., Sr. Notes
500	6.50%, 2/9/40	560,403
Michael Foods, Inc., Sr. Notes
4,360	9.75%, 7/15/18(8)	4,806,900
Pinnacle Foods Finance, LLC
620	10.625%, 4/1/17	669,600
Ralcorp Holdings, Inc., Sr. Notes
500	6.625%, 8/15/39	539,010
Smithfield Foods, Inc., Sr. Notes
2,600	10.00%, 7/15/14(8)	3,094,000

		$19,059,456

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Food Service — 0.7%

Aramark Holdings Corp., Sr. Notes
$1,310	8.625%, 5/1/16(2)(8)	$1,352,575
Dunkin Finance Corp., Sr. Notes
3,618	9.625%, 12/1/18(8)	3,708,450
NPC International, Inc., Sr. Sub. Notes
5,200	9.50%, 5/1/14	5,336,500
U.S. Foodservice, Inc., Sr. Notes
3,065	10.25%, 6/30/15(8)	3,256,562

		$13,654,087

Forest Products — 0.4%

Boise Paper Holdings, LLC
$370	9.00%, 11/1/17	$413,937
605	8.00%, 4/1/20	659,450
Domtar Corp., Sr. Notes
2,995	10.75%, 6/1/17	3,803,650
Sappi Papier Holdings GmbH, Sr. Notes
2,765	6.625%, 4/15/21(8)	2,816,645
Verso Paper Holdings, LLC/Verso Paper, Inc.
870	11.375%, 8/1/16	930,900

		$8,624,582

Health Care — 2.8%

Accellent, Inc., Sr. Notes
$2,910	8.375%, 2/1/17	$3,131,887
Alere, Inc., Sr. Notes
3,335	7.875%, 2/1/16	3,568,450
American Renal Holdings, Sr. Notes
600	8.375%, 5/15/18	636,000
AMGH Merger Sub, Inc.
1,845	9.25%, 11/1/18(8)	1,997,213
Bio-Rad Laboratories, Inc.
800	8.00%, 9/15/16	894,000
Biomet, Inc.
2,290	10.375%, 10/15/17(2)	2,556,212
12,825	11.625%, 10/15/17	14,620,500
ConvaTec Healthcare E SA, Sr. Notes
1,835	10.50%, 12/15/18(8)	1,986,388
DJO Finance, LLC/DJO Finance Corp.
5,070	10.875%, 11/15/14	5,545,312
1,100	7.75%, 4/15/18(8)	1,134,375
Endo Pharmaceuticals Holdings, Inc.
605	7.00%, 12/15/20(8)	623,150
Fresenius US Finance II, Inc., Sr. Notes
1,400	9.00%, 7/15/15(8)	1,611,750
HCA, Inc.
2,115	9.25%, 11/15/16	2,278,912
540	9.625%, 11/15/16(2)	581,175
HCA, Inc., Sr. Notes
3,585	9.875%, 2/15/17	4,033,125
Hillenbrand, Inc., Sr. Notes
1,800	5.50%, 7/15/20	1,808,222
inVentiv Health, Inc., Sr. Notes
1,100	10.00%, 8/15/18(8)	1,174,250
MedAssets, Inc.
760	8.00%, 11/15/18(8)	784,700
Multiplan, Inc.
3,305	9.875%, 9/1/18(8)	3,594,187
Rotech Healthcare, Inc.
1,885	10.50%, 3/15/18(8)	1,917,988
Stewart Enterprises, Inc.
555	6.50%, 4/15/19(8)	561,938
STHI Holding Corp.
1,375	8.00%, 3/15/18(8)	1,419,688

		$56,459,422

Home Furnishings — 0.2%

Sealy Mattress Co., Sr. Notes
$3,691	10.875%, 4/15/16(8)	$4,170,830

		$4,170,830

Industrial Equipment — 1.0%

Cameron International Corp., Sr. Notes
$1,960	6.375%, 7/15/18	$2,227,242
Chart Industries, Inc., Sr. Sub. Notes
2,170	9.125%, 10/15/15	2,281,213
JMC Steel Group, Inc., Sr. Notes
1,370	8.25%, 3/15/18(8)	1,441,925
Pinafore, LLC/Pinafore, Inc., Sr. Notes
6,285	9.00%, 10/1/18(8)	6,897,787
Terex Corp., Sr. Notes
5,550	10.875%, 6/1/16	6,521,250

		$19,369,417

Insurance — 0.9%

Aflac, Inc., Sr. Notes
$1,400	8.50%, 5/15/19	1,716,522

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Insurance (continued)

Alliant Holdings I, Inc.
$2,455	11.00%, 5/1/15(8)	$2,608,437
General American Life Insurance Co.
2,200	7.625%, 1/15/24(8)	2,640,715
HUB International Holdings, Inc., Sr. Notes
1,825	9.00%, 12/15/14(8)	1,909,406
Nationwide Mutual Insurance Co.
1,660	9.375%, 8/15/39(8)	2,096,904
PartnerRe Finance B, LLC
1,075	5.50%, 6/1/20	1,090,823
QBE Insurance Group, Ltd., Sr. Notes
1,235	9.75%, 3/14/14(8)	1,442,392
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
905	4.136%, 11/15/14(8)	880,112
Validus Holdings, Ltd., Sr. Notes
934	8.875%, 1/26/40	999,668
Willis Group Holdings, Ltd.
1,100	5.75%, 3/15/21	1,129,655
XL Group PLC, Sr. Notes
535	5.25%, 9/15/14	575,672
1,250	6.25%, 5/15/27	1,272,179

		$18,362,485

Leisure Goods / Activities / Movies — 1.3%

AMC Entertainment, Inc., Sr. Notes
$1,145	8.75%, 6/1/19	$1,248,050
Live Nation Entertainment, Inc., Sr. Notes
640	8.125%, 5/15/18(8)	656,000
NAI Entertainment Holdings, LLC, Sr. Notes
940	8.25%, 12/15/17(8)	1,019,900
NCL Corp, Ltd., Sr. Notes
3,225	11.75%, 11/15/16	3,797,437
925	9.50%, 11/15/18(8)	987,438
Regal Entertainment Group
1,095	9.125%, 8/15/18	1,179,863
Royal Caribbean Cruises, Sr. Notes
2,205	7.00%, 6/15/13	2,384,156
1,400	6.875%, 12/1/13	1,506,750
660	7.25%, 6/15/16	707,850
1,680	7.25%, 3/15/18	1,785,000
Universal City Development Partners, Ltd./UCDP Finance, Inc.
4,525	8.875%, 11/15/15	5,000,125
4,345	10.875%, 11/15/16	4,975,025
Vail Resorts, Inc., Sr. Sub. Notes
685	6.50%, 5/1/19(8)	702,125

		$25,949,719

Lodging and Casinos — 4.1%

Ameristar Casinos, Inc., Sr. Notes
$695	7.50%, 4/15/21(8)	$714,981
Buffalo Thunder Development Authority
4,300	9.375%, 12/15/49(7)(8)	1,591,000
Caesars Entertainment Co., Inc.
3,035	12.75%, 4/15/18	3,110,875
CCM Merger, Inc.
1,625	8.00%, 8/1/13(8)	1,629,063
Chukchansi EDA, Sr. Notes, Variable Rate
3,080	3.917%, 11/15/12(8)	2,479,400
Fontainebleau Las Vegas Casino, LLC
9,180	10.25%, 6/15/15(7)(8)	4,774
Harrah’s Operating Co., Inc.
3,300	5.375%, 12/15/13	3,143,250
9,250	5.625%, 6/1/15	7,816,250
1,190	10.00%, 12/15/15	1,219,750
Harrah’s Operating Co., Inc., Sr. Notes
4,615	11.25%, 6/1/17	5,284,175
780	10.00%, 12/15/18	736,125
Inn of the Mountain Gods Resort & Casino, Sr. Notes
3,790	1.25%, 11/30/20(2)(6)(8)	1,729,188
1,684	8.75%, 11/30/20(6)(8)	1,684,000
Majestic HoldCo, LLC
1,540	12.50%, 10/15/11(7)(8)	154
Mandalay Resort Group
5,735	6.375%, 12/15/11	5,849,700
MCE Finance, Ltd., Sr. Notes
2,205	10.25%, 5/15/18	2,588,119
MGM Resorts International
7,885	6.75%, 9/1/12	8,101,837
2,110	6.75%, 4/1/13	2,157,475
MGM Resorts International, Sr. Notes
1,655	10.375%, 5/15/14	1,921,869
1,715	11.125%, 11/15/17	2,002,263
755	9.00%, 3/15/20(8)	845,600
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
4,830	8.00%, 4/1/12	4,177,950
3,375	7.125%, 8/15/14	2,489,062
4,550	6.875%, 2/15/15	3,253,250

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Lodging and Casinos (continued)

Peninsula Gaming, LLC
$495	8.375%, 8/15/15	$532,125
830	8.375%, 8/15/15(8)	892,250
985	10.75%, 8/15/17(8)	1,093,350
2,235	10.75%, 8/15/17	2,480,850
Starwood Hotels & Resorts Worldwide, Inc.
1,300	6.75%, 5/15/18	1,426,750
Sugarhouse HSP Gaming Property, LP/Sugarhouse HSP Gaming Finance Corp.
740	8.625%, 4/15/16(8)	759,691
Tunica-Biloxi Gaming Authority, Sr. Notes
3,565	9.00%, 11/15/15(8)	3,587,281
Waterford Gaming, LLC, Sr. Notes
4,360	8.625%, 9/15/14(6)(8)	2,811,540
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
3,165	7.75%, 8/15/20	3,473,587

		$81,587,534

Nonferrous Metals / Minerals — 1.4%

Arch Coal, Inc.
$1,085	7.25%, 10/1/20	$1,175,869
Arch Coal, Inc., Sr. Notes
980	8.75%, 8/1/16	1,102,500
CII Carbon, LLC
2,520	11.125%, 11/15/15(8)	2,646,000
CII Carbon, LLC, Sr. Notes
2,805	8.00%, 12/1/18(8)	2,959,275
Consol Energy, Inc.
1,785	8.00%, 4/1/17(8)	1,981,350
1,495	8.25%, 4/1/20(8)	1,674,400
FMG Resources PTY, Ltd., Sr. Notes
7,835	7.00%, 11/1/15(8)	8,305,100
James River Escrow, Inc., Sr. Notes
930	7.875%, 4/1/19(8)	978,825
Novelis, Inc.
3,010	8.375%, 12/15/17	3,341,100
3,010	8.75%, 12/15/20	3,378,725
Vale, Ltd.
300	6.875%, 11/21/36	323,464
Vale, Ltd., Sr. Notes
500	5.70%, 10/15/15	548,056
Xinergy Corp., Sr. Notes
285	9.25%, 5/15/19(8)	285,000

		$28,699,664

Oil and Gas — 4.2%

Anadarko Petroleum Corp., Sr. Notes
$4,330	6.375%, 9/15/17	$4,899,642
ATP Oil & Gas Corp., Sr. Notes
1,455	11.875%, 5/1/15	1,520,475
Basic Energy Services, Inc.
415	7.75%, 2/15/19(8)	436,788
Berry Petroleum Co., Sr. Notes
2,435	10.25%, 6/1/14	2,842,862
Bill Barrett Corp.
505	9.875%, 7/15/16	576,963
Calfrac Holdings, LP, Sr. Notes
955	7.50%, 12/1/20(8)	1,002,750
Carrizo Oil & Gas, Inc.
4,190	8.625%, 10/15/18(8)	4,493,775
Chesapeake Midstream Partners, LP/Chesapeake Midstream Partners Finance Corp.
1,375	5.875%, 4/15/21(8)	1,390,469
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes
2,506	9.00%, 4/1/15(8)	2,744,070
Compton Petroleum Finance Corp.
987	10.00%, 9/15/17	740,329
Concho Resources, Inc., Sr. Notes
1,800	7.00%, 1/15/21	1,903,500
Continental Resources, Inc.
305	7.375%, 10/1/20	330,163
735	7.125%, 4/1/21(8)	784,612
Denbury Resources, Inc.
1,674	8.25%, 2/15/20	1,874,880
Denbury Resources, Inc., Sr. Sub. Notes
3,285	9.75%, 3/1/16	3,720,262
Energy Transfer Partners, LP, Sr. Notes
900	6.00%, 7/1/13	980,023
550	7.50%, 7/1/38	652,719
EXCO Resources, Inc.
760	7.50%, 9/15/18	774,250
Forbes Energy Services, Sr. Notes
4,485	11.00%, 2/15/15	4,798,950
Forest Oil Corp.
410	7.25%, 6/15/19	428,450
Frac Tech Services, LLC/Frac Tech Finance, Inc.
1,540	7.125%, 11/15/18(8)	1,643,950
Frontier Oil Corp.
610	6.875%, 11/15/18	640,500
GMX Resources, Inc.
1,940	11.375%, 2/15/19(8)	1,944,850

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Oil and Gas (continued)

Harvest Operations Corp.
$920	6.875%, 10/1/17(8)	$967,150
Holly Corp.
1,435	9.875%, 6/15/17	1,625,137
Kinder Morgan Energy Partners, LP
530	5.85%, 9/15/12	562,884
Kinder Morgan Energy Partners, LP, Sr. Notes
600	6.55%, 9/15/40	645,686
Petrobras International Finance Co.
1,300	9.125%, 7/2/13	1,508,000
700	6.875%, 1/20/40	740,750
Petroleum Development Corp., Sr. Notes
1,870	12.00%, 2/15/18	2,127,125
Petroplus Finance, Ltd.
430	6.75%, 5/1/14(8)	423,550
2,705	7.00%, 5/1/17(8)	2,583,275
Petroplus Finance, Ltd., Sr. Notes
3,335	9.375%, 9/15/19(8)	3,401,700
Precision Drilling Corp.
2,175	6.625%, 11/15/20(8)	2,256,562
Quicksilver Resources, Inc., Sr. Notes
5,490	11.75%, 1/1/16	6,450,750
Range Resources Corp.
1,815	6.75%, 8/1/20	1,951,125
Rockies Express Pipeline, LLC, Sr. Notes
600	3.90%, 4/15/15(8)	601,502
400	6.875%, 4/15/40(8)	413,838
Rosetta Resources, Inc.
1,115	9.50%, 4/15/18	1,243,225
Rowan Cos., Inc., Sr. Notes
1,890	7.875%, 8/1/19	2,285,135
SESI, LLC
2,705	6.375%, 5/1/19(8)	2,738,812
SESI, LLC, Sr. Notes
690	6.875%, 6/1/14	708,113
SM Energy Co., Sr. Notes
700	6.625%, 2/15/19(8)	724,500
Southwestern Energy Co., Sr. Notes
4,200	7.50%, 2/1/18	4,793,250
Statoil ASA
230	5.10%, 8/17/40	223,811
Transocean, Inc., Sr. Notes
300	6.80%, 3/15/38	325,823
Venoco, Inc.
545	11.50%, 10/1/17	607,675
Venoco, Inc., Sr. Notes
1,745	8.875%, 2/15/19(8)	1,753,725
Weatherford International, Ltd., Sr. Notes
500	6.50%, 8/1/36	517,975

		$83,306,310

Publishing — 1.2%

Laureate Education, Inc.
$8,540	10.00%, 8/15/15(8)	$9,031,050
4,699	10.25%, 8/15/15(2)(8)	4,879,015
8,000	11.75%, 8/15/17(8)	8,840,000
Nielsen Finance, LLC
1,619	11.50%, 5/1/16	1,922,562
Nielsen Finance, LLC, Sr. Notes
195	11.625%, 2/1/14	231,075

		$24,903,702

Radio and Television — 0.2%

WMG Acquisition Corp., Sr. Notes
$3,660	9.50%, 6/15/16	$3,916,200

		$3,916,200

Rail Industries — 0.5%

American Railcar Industry, Sr. Notes
$2,020	7.50%, 3/1/14	$2,085,650
Greenbrier Cos., Inc.
160	8.375%, 5/15/15	164,800
Kansas City Southern Mexico, Sr. Notes
2,530	7.625%, 12/1/13	2,589,455
160	7.375%, 6/1/14	166,800
4,000	8.00%, 6/1/15	4,360,000
500	8.00%, 2/1/18	556,250

		$9,922,955

Real Estate Investment Trusts (REITs) — 0.1%

Brandywine Operating Partnership, LP
$1,000	4.95%, 4/15/18	$1,011,576
Developers Diversified Realty Corp., Sr. Notes
950	9.625%, 3/15/16	1,168,965
470	7.50%, 4/1/17	540,907

		$2,721,448

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Retailers (Except Food and Drug) — 3.2%

AutoZone, Inc., Sr. Notes
$475	5.875%, 10/15/12	$506,318
500	5.50%, 11/15/15	552,022
Express, LLC/Express Finance Corp.
6,245	8.75%, 3/1/18	6,861,694
Home Depot, Inc., Sr. Notes
450	5.875%, 12/16/36	460,202
Limited Brands, Inc.
3,325	8.50%, 6/15/19	3,848,687
4,575	6.625%, 4/1/21	4,758,000
Macy’s Retail Holdings, Inc.
740	8.375%, 7/15/15	867,650
400	6.90%, 4/1/29	408,500
Neiman Marcus Group, Inc.
8,014	9.00%, 10/15/15(2)	8,434,278
PETCO Animal Supplies, Inc.
3,690	9.25%, 12/1/18(8)	4,003,650
Phillips-Van Heusen Corp., Sr. Notes
3,085	7.75%, 11/15/23	3,393,876
Radioshack Corp.
805	6.75%, 5/15/19(8)	808,647
Sally Holdings, LLC, Sr. Notes
18,715	10.50%, 11/15/16	20,469,531
Toys ‘‘R” Us
6,740	10.75%, 7/15/17	7,675,175
Toys ‘‘R” Us, Sr. Notes
1,925	7.375%, 9/1/16(8)	2,026,062

		$65,074,292

Steel — 0.0%(10)

RathGibson, Inc., Sr. Notes
$4,915	11.25%, 2/15/14(7)	$492
United States Steel Corp., Sr. Notes
750	7.375%, 4/1/20	795,000

		$795,492

Surface Transport — 0.5%

CEVA Group PLC, Sr. Notes
$1,250	11.625%, 10/1/16(8)	$1,389,062
4,695	8.375%, 12/1/17(8)	4,882,800
3,115	11.50%, 4/1/18(8)	3,414,819

		$9,686,681

Technology — 0.1%

International Game Technology, Sr. Notes
$1,646	7.50%, 6/15/19	$1,898,003
Western Union Co. (The)
1,000	6.20%, 11/17/36	995,525

		$2,893,528

Telecommunications — 5.2%

America Movil SAB de CV
$1,200	5.50%, 3/1/14	$1,320,893
Avaya, Inc., Sr. Notes
1,225	9.75%, 11/1/15	1,270,938
6,715	10.125%, 11/1/15(2)	6,983,366
1,850	7.00%, 4/1/19(8)	1,840,750
Digicel Group, Ltd., Sr. Notes
5,100	12.00%, 4/1/14(8)	6,005,250
3,655	8.25%, 9/1/17(8)	3,892,575
Intelsat Bermuda, Ltd.
14,115	11.25%, 6/15/16	15,067,762
Intelsat Luxembourg SA
2,795	11.50%, 2/4/17(2)(8)	3,074,500
3,393	11.50%, 2/4/17	3,732,093
Intelsat SA, Sr. Notes
7,845	6.50%, 11/1/13	8,354,925
Nextel Communications, Inc., Series E
1,795	6.875%, 10/31/13	1,821,925
NII Capital Corp.
3,490	10.00%, 8/15/16	4,022,225
SBA Telecommunications, Inc.
1,475	8.00%, 8/15/16	1,605,906
985	8.25%, 8/15/19	1,092,119
Sprint Capital Corp.
5,320	6.90%, 5/1/19	5,612,600
Telecom Italia Capital SA
660	5.25%, 11/15/13	703,430
950	7.175%, 6/18/19	1,073,411
Telefonica Emisiones SAU
2,350	5.877%, 7/15/19	2,517,527
Telesat Canada/Telesat, LLC, Sr. Notes
3,625	11.00%, 11/1/15	4,050,937
Telesat Canada/Telesat, LLC, Sr. Sub. Notes
6,830	12.50%, 11/1/17	8,161,850
Wind Acquisition Finance SA, Sr. Notes
2,685	11.75%, 7/15/17(8)	3,134,737
10,669	12.25%, 7/15/17(8)	12,817,900

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Telecommunications (continued)

Windstream Corp.
$4,800	8.125%, 9/1/18	$5,196,000
675	7.75%, 10/1/21(8)	717,188

		$104,070,807

Utilities — 1.1%

Calpine Construction Finance Co., Sr. Notes
$4,275	8.00%, 6/1/16(8)	$4,702,500
GenOn Energy, Inc., Sr. Notes
2,550	9.875%, 10/15/20(8)	2,741,250
NGC Corp.
4,395	7.625%, 10/15/26	3,208,350
NRG Energy, Inc.
3,910	8.25%, 9/1/20	4,134,825
NRG Energy, Inc., Sr. Notes
2,150	7.375%, 2/1/16	2,236,000
Reliant Energy, Inc., Sr. Notes
360	7.625%, 6/15/14	378,900
Texas Competitive Electric Holdings Co., LLC, Sr. Notes
5,010	11.50%, 10/1/20(8)	5,172,825

		$22,574,650

Total Corporate Bonds & Notes
(identified cost $916,595,725)		$972,964,397

Foreign Government Securities — 0.0%(10)

Principal
Amount
(000’s omitted)	Security	Value

$300	Government of Bermuda, Sr. Notes, 5.603%, 7/20/20(8)	$319,469

		$319,469

Total Foreign Government Securities
(identified cost $300,000)		$319,469

Mortgage Pass-Throughs — 27.2%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$28,624	5.00%, with various maturities to 2019(11)	$30,671,859
9,026	5.50%, with various maturities to 2032	9,820,400
9,985	6.00%, with various maturities to 2031	10,908,766
28,866	6.50%, with various maturities to 2032	32,214,777
34,379	7.00%, with various maturities to 2036	38,616,935
444	7.13%, with maturity at 2023	513,916
19,428	7.50%, with various maturities to 2029	22,468,794
674	7.65%, with maturity at 2022	780,462
86	7.70%, with maturity at 2022	100,965
12,468	8.00%, with various maturities to 2030	14,573,093
376	8.25%, with maturity at 2020	436,644
1,031	8.30%, with maturity at 2020	1,210,747
9,332	8.50%, with various maturities to 2031	11,106,615
3,033	9.00%, with various maturities to 2031	3,517,229
2,567	9.50%, with various maturities to 2025	3,040,617
359	10.00%, with maturity at 2020	417,758
336	10.50%, with maturity at 2020	396,282
343	12.00%, with maturity at 2020	383,383
23	13.00%, with maturity at 2015	25,365

		$181,204,607

Federal National Mortgage Association:
$2,490	2.565%, with maturity at 2022(12)	$2,563,997
4,475	3.154%, with maturity at 2036(12)	4,691,315
3,969	4.50%, with maturity at 2018	4,215,428
24,238	5.00%, with various maturities to 2018	25,914,380
10,195	5.50%, with various maturities to 2028	11,081,321
22,060	6.00%, with various maturities to 2033	24,290,335
13,816	6.324%, with maturity at 2032(12)	14,964,505
34,068	6.50%, with various maturities to 2036	38,181,921
315	6.75%, with maturity at 2023	359,760
50,701	7.00%, with various maturities to 2036	57,825,767
20,783	7.50%, with various maturities to 2035(11)	24,198,223
8,307	8.00%, with various maturities to 2031	9,723,639
17	8.25%, with maturity at 2018	19,133
1,919	8.323%, with maturity at 2027(13)	2,294,970
9,352	8.50%, with various maturities to 2030	11,081,701
772	8.501%, with maturity at 2028(13)	888,497
558	8.578%, with maturity at 2029(13)	667,263
743	8.621%, with maturity at 2027(13)	886,309
97	8.663%, with maturity at 2024(13)	110,123
12,160	9.00%, with various maturities to 2027	14,566,315
466	9.406%, with maturity at 2018(13)	534,176
3,345	9.50%, with various maturities to 2030	3,974,458
690	9.969%, with maturity at 2025(13)	797,770
903	10.00%, with various maturities to 2020	1,045,874
574	10.413%, with maturity at 2019(13)	648,966

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Principal
Amount
(000’s omitted)	Security	Value

Federal National Mortgage Association: (continued)
$823	10.50%, with maturity at 2021	$971,504
207	11.50%, with maturity at 2016	230,792

		$256,728,442

Government National Mortgage Association:
$2,270	6.00%, with maturity at 2024	$2,488,440
19,705	6.50%, with various maturities to 2032	22,376,181
12,152	7.00%, with various maturities to 2033	14,057,359
26,044	7.50%, with various maturities to 2032	30,607,433
16,928	8.00%, with various maturities to 2034	20,034,870
572	8.30%, with maturity at 2020	669,747
1,034	8.50%, with various maturities to 2022	1,217,663
5,077	9.00%, with various maturities to 2026	6,062,951
7,205	9.50%, with various maturities to 2026	8,670,231
410	10.00%, with maturity at 2019	476,144

		$106,661,019

Total Mortgage Pass-Throughs
(identified cost $513,698,525)		$544,594,068

Collateralized Mortgage Obligations — 6.2%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
$1,385	Series 24, Class J, 6.25%, 11/25/23	$1,513,519
1,547	Series 1497, Class K, 7.00%, 4/15/23	1,548,505
2,500	Series 1529, Class Z, 7.00%, 6/15/23	2,519,704
2,137	Series 1620, Class Z, 6.00%, 11/15/23	2,326,336
719	Series 1677, Class Z, 7.50%, 7/15/23	830,001
12,106	Series 1702, Class PZ, 6.50%, 3/15/24	13,465,155
3,960	Series 2113, Class QG, 6.00%, 1/15/29	4,310,993
564	Series 2122, Class K, 6.00%, 2/15/29	603,782
382	Series 2130, Class K, 6.00%, 3/15/29	419,837
387	Series 2167, Class BZ, 7.00%, 6/15/29	412,380
2,975	Series 2182, Class ZB, 8.00%, 9/15/29	3,306,277
4,365	Series 2198, Class ZA, 8.50%, 11/15/29	4,497,981
9,963	Series 2245, Class A, 8.00%, 8/15/27	11,551,206
3,641	Series 2458, Class ZB, 7.00%, 6/15/32	4,127,886

		$51,433,562

Federal National Mortgage Association:
$377	Series G92-44, Class Z, 8.00%, 7/25/22	$420,230
613	Series G92-44, Class ZQ, 8.00%, 7/25/22	683,782
926	Series G92-46, Class Z, 7.00%, 8/25/22	1,043,598
1,591	Series G92-60, Class Z, 7.00%, 10/25/22	1,792,555
16,997	Series G93-35, Class ZQ, 6.50%, 11/25/23	19,001,905
3,825	Series G93-40, Class H, 6.40%, 12/25/23	4,281,662
247	Series 1988-14, Class I, 9.20%, 6/25/18	280,032
224	Series 1989-1, Class D, 10.30%, 1/25/19	252,171
425	Series 1989-34, Class Y, 9.85%, 7/25/19	500,835
314	Series 1990-17, Class G, 9.00%, 2/25/20	364,776
154	Series 1990-27, Class Z, 9.00%, 3/25/20	178,655
161	Series 1990-29, Class J, 9.00%, 3/25/20	186,894
722	Series 1990-43, Class Z, 9.50%, 4/25/20	850,802
281	Series 1991-98, Class J, 8.00%, 8/25/21	322,692
1,856	Series 1992-77, Class ZA, 8.00%, 5/25/22	2,154,371
126	Series 1992-103, Class Z, 7.50%, 6/25/22	144,300
228	Series 1992-113, Class Z, 7.50%, 7/25/22	260,835
491	Series 1992-185, Class ZB, 7.00%, 10/25/22	555,043
1,241	Series 1993-16, Class Z, 7.50%, 2/25/23	1,426,178
953	Series 1993-22, Class PM, 7.40%, 2/25/23	1,095,009
1,495	Series 1993-25, Class J, 7.50%, 3/25/23	1,718,048
2,801	Series 1993-30, Class PZ, 7.50%, 3/25/23	3,227,178
3,353	Series 1993-42, Class ZQ, 6.75%, 4/25/23	3,772,929
522	Series 1993-56, Class PZ, 7.00%, 5/25/23	589,476
618	Series 1993-156, Class ZB, 7.00%, 9/25/23	695,959
4,407	Series 1994-45, Class Z, 6.50%, 2/25/24	4,946,139
2,342	Series 1994-89, Class ZQ, 8.00%, 7/25/24	2,746,031
2,431	Series 1996-57, Class Z, 7.00%, 12/25/26	2,765,073
1,243	Series 1997-77, Class Z, 7.00%, 11/18/27	1,424,120
1,010	Series 1998-44, Class ZA, 6.50%, 7/20/28	1,140,527
457	Series 1999-45, Class ZG, 6.50%, 9/25/29	514,888
3,284	Series 2000-22, Class PN, 6.00%, 7/25/30	3,640,790
520	Series 2001-37, Class GA, 8.00%, 7/25/16	565,966
839	Series 2002-1, Class G, 7.00%, 7/25/23	944,932
3,799	Series 2002-21, Class PE, 6.50%, 4/25/32	4,259,143

		$68,747,524

Government National Mortgage Association:
$4,007	Series 2002-45, Class PG, 6.00%, 3/17/32	$4,365,022
315	Series 2005-72, Class E, 12.00%, 11/16/15	349,580

		$4,714,602

Total Collateralized Mortgage Obligations
(identified cost $117,772,616)		$124,895,688

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 10.0%

Principal
Amount
(000’s omitted)	Security	Value

$25,545	BACM, Series 2004-1, Class A4, 4.76%, 11/10/39	$27,170,801
470	BACM, Series 2004-3, Class A5, 5.441%, 6/10/39(13)	509,687
625	BACM, Series 2004-6, Class A5, 4.811%, 12/10/42	668,100
1,250	BSCMS, Series 2004-PWR3, Class A4, 4.715%, 2/11/41	1,323,599
4,880	BSCMS, Series 2004-PWR4, Class A2, 5.286%, 6/11/41(13)	5,099,555
3,500	BSCMS, Series 2004-PWR5, Class A3, 4.565%, 7/11/42	3,520,072
6,823	BSCMS, Series 2004-T16, Class A4, 4.32%, 2/13/46	6,851,108
1,987	CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40(13)	2,069,237
12,215	CGCMT, Series 2004-C1, Class A4, 5.368%, 4/15/40(13)	13,266,947
32,874	COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39(14)	34,961,943
1,844	COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	1,863,355
19,897	CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37(13)	21,088,464
269	CSFB, Series 2004-C3, Class A3, 4.302%, 7/15/36	268,664
1,577	CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(13)	1,696,839
1,320	GECMC, Series 2005-C1, Class A3, 4.578%, 6/10/48	1,366,820
750	GMACC, Series 2004-C3, Class A5, 4.864%, 12/10/41	799,465
2,200	JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	2,218,842
11,157	JPMCC, Series 2005-LDP3, Class A3, 4.959%, 8/15/42	11,581,128
27,214	JPMCC, Series 2005-LDP5, Class A3, 5.232%, 12/15/44(13)(14)	28,888,347
2,000	JPMCC, Series 2011-C3, Class A2, 3.673%, 2/16/46(8)	2,050,682
153	LB-UBS, Series 2005-C1, Class A2, 4.31%, 2/15/30	152,927
19,775	MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35(13)	21,180,542
8,559	MSC, Series 2004-IQ7, Class A3, 5.35%, 6/15/38(13)	8,674,172
660	MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(13)	710,968
965	WBCMT, Series 2003-C6, Class F, 5.125%, 8/15/35(8)(13)	994,365
250	WBCMT, Series 2004-C12, Class A4, 5.306%, 7/15/41(13)	271,355

Total Commercial Mortgage-Backed Securities
(identified cost $191,574,405)		$199,247,984

Asset-Backed Securities — 0.4%

Principal
Amount
(000’s omitted)	Security	Value

$462	Alzette European CLO SA, Series 2004-1A, Class E2, 6.81%, 12/15/20(15)	$394,812
589	Avalon Capital Ltd. 3, Series 1A, Class D, 2.263%, 2/24/19(8)(15)	458,712
753	Babson Ltd., Series 2005-1A, Class C1, 2.228%, 4/15/19(8)(15)	587,303
1,007	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.328%, 1/15/19(8)(15)	663,601
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.762%, 8/11/16(8)(15)	835,701
985	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.81%, 3/8/17(15)	824,884
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.026%, 7/17/19(15)	384,983
1,844	Comstock Funding Ltd., Series 2006-1A, Class D, 4.561%, 5/30/20(8)(15)	1,401,384
1,500	Dryden Leveraged Loan, Series 2004-6A, Class C1, 2.823%, 7/30/16(8)(15)	1,239,150

Total Asset-Backed Securities
(identified cost $8,148,668)		$6,790,530

U.S. Government Agency Obligations — 1.6%

Principal
Amount
(000’s omitted)	Security	Value

Federal Home Loan Bank:
$6,585	5.375%, 5/15/19	$7,589,483
3,975	4.125%, 12/31/19	4,200,422
4,205	4.125%, 3/13/20	4,412,504
9,000	5.25%, 12/9/22	10,058,148
5,740	5.375%, 8/15/24	6,449,234

Total U.S. Government Agency Obligations
(identified cost $34,110,070)		$32,709,791

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Common Stocks — 1.4%

Shares	Security	Value

Automotive — 0.1%

25,372	Dayco Products, LLC(16)(17)	$1,433,518
8,949	Hayes Lemmerz International, Inc.(6)(16)(17)	527,991

		$1,961,509

Building and Development — 0.2%

3,677	Panolam Holdings Co.(6)(16)(18)	$3,539,664
1,231	United Subcontractors, Inc.(6)(16)(17)	124,689
4,575	WCI Communities, Inc.(6)(16)(17)	434,667

		$4,099,020

Chemicals and Plastics — 0.0%

243	Wellman Holdings, Inc.(6)(16)(17)	$0

		$0

Containers and Glass Products — 0.2%

142,857	Anchor Glass Container Corp.(6)(16)	$4,059,996

		$4,059,996

Diversified Manufacturing — 0.0%(10)

298,115	MEGA Brands, Inc.(16)	$166,944

		$166,944

Ecological Services and Equipment — 0.0%(10)

2,484	Environmental Systems Products Holdings, Inc.(6)(16)(18)	$56,114

		$56,114

Financial Intermediaries — 0.0%(10)

357	RTS Investor Corp.(6)(16)(17)	$96,939

		$96,939

Food Service — 0.0%(10)

30,225	Buffets, Inc.(6)(16)	$124,678

		$124,678

Home Furnishings — 0.1%

9,399	Oreck Corp.(6)(16)(17)	$636,594
26,249	Sanitec Europe Oy B Units(16)(17)	116,636
25,787	Sanitec Europe Oy E Units(6)(16)(17)	0

		$753,230

Leisure Goods / Activities / Movies — 0.1%

72,419	Metro-Goldwyn-Mayer Holdings, Inc.(16)(17)	$1,644,512

		$1,644,512

Lodging and Casinos — 0.0%(10)

828	Greektown Superholdings, Inc.(16)	$60,030
46,819	Herbst Gaming, Inc.(6)(16)(17)	218,178
17,051	Tropicana Entertainment, Inc.(16)(17)	295,195

		$573,403

Nonferrous Metals / Minerals — 0.0%(10)

1,636	Euramax International, Inc.(6)(16)(17)	$474,469

		$474,469

Oil and Gas — 0.0%(10)

15,874	SemGroup Corp.(16)	$445,266

		$445,266

Publishing — 0.2%

5,187	Ion Media Networks, Inc.(6)(16)(17)	$3,241,875
14,016	MediaNews Group, Inc.(6)(16)(17)	392,441
2,862	Source Interlink Companies, Inc.(6)(16)(17)	100,571
1,091	Star Tribune Media Holdings Co.(6)(16)	33,821
9,296	SuperMedia, Inc.(16)	47,781

		$3,816,489

Radio and Television — 0.1%

892	New Young Broadcasting Holding Co., Inc.(16)(17)	$2,213,275

		$2,213,275

Steel — 0.4%

33,937	KNIA Holdings, Inc.(6)(16)(17)	$443,900
218,800	RathGibson Acquisition Co., LLC(6)(16)(18)	7,318,860

		$7,762,760

Total Common Stocks
(identified cost $11,655,268)		$28,248,604

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Convertible Bonds — 0.2%

Principal
Amount
(000’s omitted)	Security	Value

Drugs — 0.2%

$2,960	Kendle International, Inc., 3.375%,7/15/12	$2,845,300

		$2,845,300

Oil and Gas — 0.0%(10)

$700	Transocean, Inc., 1.50%, 12/15/37	$686,875

		$686,875

Total Convertible Bonds
(identified cost $3,502,410)		$3,532,175

Preferred Stocks — 0.2%

Shares/Units	Security	Value

Business Equipment and Services — 0.1%

202,841	Muzak Holdings, LLC, 10.00%(2)(15)(16)(18)	$1,901,655

		$1,901,655

Ecological Services and Equipment — 0.0%(10)

569	Environmental Systems Products Holdings, Inc., Series A (6)(16)(18)	$35,654

		$35,654

Financial Intermediaries — 0.1%

30,740	Citigroup Capital XIII, 7.875%	$857,723
35,605	GMAC Capital Trust I, 8.125%(16)	924,306

		$1,782,029

Lodging and Casinos — 0.0%(10)

6,494	Fontainebleau Resorts, LLC(2)(6)(16)(18)	$65

		$65

Oil, Gas & Consumable Fuels — 0.0%(10)

9,691	Chesapeake Energy Corp., Convertible	$939,445

		$939,445

Total Preferred Stocks
(identified cost $11,239,028)		$4,658,848

Warrants — 0.0%(10)

Shares	Security	Value

Chemicals and Plastics — 0.0%

663	Foamex, Series A, Expires 12/31/13(6)(16)(17)	$0
663	Foamex, Series B, Expires 12/31/15(6)(16)(17)	0

		$0

Food Products — 0.0%(10)

1,745	ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(16)	$253,025

		$253,025

Oil and Gas — 0.0%(10)

16,708	SemGroup Corp., Expires 11/30/14(16)	$137,841

		$137,841

Publishing — 0.0%(10)

23,833	Reader’s Digest Association, Inc. (The), Expires 2/19/14(6)(16)(17)	$0
935	Star Tribune Media Holding, Expires 9/28/13(6)(16)	28,985

		$28,985

Radio and Television — 0.0%(10)

6	New Young Broadcasting Holding Co., Inc., Expires 12/24/24(16)(17)	$14,888

		$14,888

Retailers (Except Food and Drug) — 0.0%

10,360	Oriental Trading Co., Inc., Expires 2/11/16(6)(16)(17)	$0
11,366	Oriental Trading Co., Inc., Expires 2/11/16(6)(16)(17)	0

		$0

Total Warrants
(identified cost $10,478)		$434,739

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

Miscellaneous — 0.0%(10)

Shares/
Principal
Amount	Security	Value

Cable and Satellite Television — 0.0%(10)

2,786,444	Adelphia Recovery Trust(16)	$14,629
300,000	Adelphia, Inc., Escrow Certificate(16)	5,625
2,500,000	Adelphia, Inc., Escrow Certificate(16)	46,875

		$67,129

Health Care — 0.0%(10)

1,815,000	US Oncology, Inc., Escrow	$40,838

		$40,838

Total Miscellaneous
(identified cost $2,510,306)		$107,967

Short-Term Investments — 2.1%

Interest/
Principal
Amount
(000’s Omitted)	Description	Value

$36,514	Eaton Vance Cash Reserves Fund, LLC, 0.16%(19)	$36,514,283
5,441	State Street Bank and Trust Euro Time Deposit, 0.01%, 5/2/11	5,440,894

Total Short-Term Investments
(identified cost $41,955,177)		$41,955,177

Total Investments — 138.9%
(identified cost $2,671,866,455)		$2,780,826,505

Less Unfunded Loan Commitments — (0.1)%		$(2,524,514)

Net Investments — 138.8%
(identified cost $2,669,341,941)		$2,778,301,991

Other Assets, Less Liabilities — (25.5)%		$(510,304,931)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (13.3)%		$(266,628,980)

Net Assets Applicable to Common Shares — 100.0%		$2,001,368,080

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

BACM	- Bank of America Commercial Mortgage, Inc.
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	- Citigroup Commercial Mortgage Trust
COMM	- Commercial Mortgage Pass-Through Certificate
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
EUR	- Euro
GBP	- British Pound Sterling
GECMC	- General Electric Commercial Mortgage Corporation
GMACC	- GMAC Commercial Mortgage Securities, Inc.
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MLMT	- Merrill Lynch Mortgage Trust
MSC	- Morgan Stanley Capital I
WBCMT	- Wachovia Bank Commercial Mortgage Trust

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted matured security. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	This Senior Loan will settle after April 30, 2011, at which time the interest rate will be determined.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2011, the aggregate value of these securities is $379,783,692 or 19.0% of the Fund’s net assets applicable to common shares.

(9)	Security converts to floating rate after the indicated fixed-rate coupon period.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Portfolio of Investments — continued

(10)	Amount is less than 0.05%.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(12)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2011.

(13)	Weighted average fixed-rate coupon that changes/updates monthly.

(14)	Security held as collateral for borrowings under the Term Asset-Backed Securities Loan Facility (TALF).

(15)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2011.

(16)	Non-income producing security.

(17)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(18)	Restricted security (see Note 8).

(19)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2011.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Statement of Assets and Liabilities

Assets	April 30, 2011

Unaffiliated investments, at value (identified cost, $2,632,827,658)	$2,741,787,708
Affiliated investment, at value (identified cost, $36,514,283)	36,514,283
Foreign currency, at value (identified cost, $15,206,402)	15,682,090
Interest and dividends receivable	29,427,418
Interest receivable from affiliated investment	6,021
Receivable for investments sold	9,257,905
Prepaid expenses	2,847,594
Other assets	483,452

Total assets	$2,836,006,471

Liabilities

Notes payable	$418,200,000
TALF loans payable, at value (principal $51,042,132)	51,042,132
Payable for investments purchased	90,047,758
Payable for variation margin on open financial futures contracts	243,986
Payable for open forward foreign currency exchange contracts	5,709,292
Payable to affiliates:
Investment adviser fee	1,534,697
Trustees’ fees	4,208
Accrued expenses	1,227,338

Total liabilities	$568,009,411

Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,628,980

Net assets applicable to common shares	$2,001,368,080

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 117,344,155 shares issued and outstanding	$1,173,442
Additional paid-in capital	2,271,271,957
Accumulated net realized loss	(371,882,379)
Accumulated distributions in excess of net investment income	(459,081)
Net unrealized appreciation	101,264,141

Net assets applicable to common shares	$2,001,368,080

Net Asset Value Per Common Share

($2,001,368,080 ÷ 117,344,155 common shares issued and outstanding)	$17.06

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Statement of Operations

Year Ended
Investment Income	April 30, 2011

Interest	$165,246,835
Dividends	81,945
Interest allocated from affiliated investment	82,504
Expenses allocated from affiliated investment	(3,308)

Total investment income	$165,407,976

Expenses

Investment adviser fee	$20,660,466
Trustees’ fees and expenses	50,500
Custodian fee	715,104
Transfer and dividend disbursing agent fees	29,696
Legal and accounting services	1,345,859
Printing and postage	389,816
Interest expense and fees	11,983,686
Preferred shares service fee	392,463
Miscellaneous	195,805

Total expenses	$35,763,395

Deduct —
Reduction of investment adviser fee	$1,486,753
Reduction of custodian fee	796

Total expense reductions	$1,487,549

Net expenses	$34,275,846

Net investment income	$131,132,130

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$18,490,261
Investment transactions allocated from affiliated investment	1,378
Financial futures contracts	(4,703)
Foreign currency and forward foreign currency exchange contract transactions	(3,787,884)

Net realized gain	$14,699,052

Change in unrealized appreciation (depreciation) —
Investments	$73,617,637
Financial futures contracts	(1,589,591)
Foreign currency and forward foreign currency exchange contracts	(5,124,207)

Net change in unrealized appreciation (depreciation)	$66,903,839

Net realized and unrealized gain	$81,602,891

Distributions to preferred shareholders

From net investment income	$(839,072)

Net increase in net assets from operations	$211,895,949

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	April 30, 2011	April 30, 2010

From operations —
Net investment income	$131,132,130	$137,228,049
Net realized gain (loss) from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	14,699,052	(41,694,098)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	66,903,839	471,840,480
Distributions to preferred shareholders —
From net investment income	(839,072)	(794,073)

Net increase in net assets from operations	$211,895,949	$566,580,358

Distributions to common shareholders —
From net investment income	$(154,723,619)	$(152,314,907)
Tax return of capital	(6,947,700)	—

Total distributions to common shareholders	$(161,671,319)	$(152,314,907)

Capital share transactions —
Reinvestment of distributions to common shareholders	$964,004	$1,385,235
Issued in connection with tax-free reorganization (see Note 14)	—	77,565,332

Net increase in net assets from capital share transactions	$964,004	$78,950,567

Net increase in net assets	$51,188,634	$493,216,018

Net Assets Applicable to Common Shares

At beginning of year	$1,950,179,446	$1,456,963,428

At end of year	$2,001,368,080	$1,950,179,446

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of year	$(459,081)	$6,535,002

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	April 30, 2011

Net increase in net assets from operations	$211,895,949
Distributions to preferred shareholders	839,072

Net increase in net assets from operations excluding distributions to preferred shareholders	$212,735,021
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,245,402,208)
Investments sold and principal repayments	1,333,476,229
Increase in short-term investments, net	(6,763,744)
Net amortization/accretion of premium (discount)	1,406,084
Amortization of structuring fee on notes payable	1,430,468
Decrease in interest and dividends receivable	201,842
Increase in interest receivable from affiliated investment	(1,989)
Decrease in receivable for investments sold	15,077,189
Decrease in prepaid expenses	43,366
Decrease in receivable from affliliate	13,300
Decrease in other assets	131,156
Increase in payable for investments purchased	47,422,076
Increase in payable for variation margin on open financial futures contracts	243,986
Increase in payable for open forward foreign currency exchange contracts	4,932,306
Increase in payable to affiliate for investment adviser fee	55,604
Decrease in accrued expenses	(44,475)
Increase in unfunded loan commitments	2,179,159
Net change in unrealized (appreciation) depreciation from investments	(73,617,637)
Net realized gain from investments	(18,491,639)
Return of capital distributions from investments	3,920,755

Net cash used in operating activities	$278,946,849

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(160,707,315)
Cash distributions to preferred shareholders	(840,317)
Proceeds from notes payable	240,000,000
Repayment of notes payable	(348,000,000)

Net cash used in financing activities	$(269,547,632)

Net increase in cash*	$9,399,217

Cash at beginning of year(1)	$6,282,873

Cash at end of year(1)	$15,682,090

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$964,004
Cash paid for interest and fees on borrowings:	$10,724,116

(1)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $478,864.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$16.630	$12.960	$16.330	$18.320	$18.210

Income (Loss) From Operations

Net investment income(1)(2)	$1.118	$1.213	$1.348	$1.700	$1.701
Net realized and unrealized gain (loss)(2)	0.697	3.809	(3.290)	(1.817)	0.281
Distributions to preferred shareholders
From net investment income(1)	(0.007)	(0.007)	(0.058)	(0.360)	(0.359)

Total income (loss) from operations	$1.808	$5.015	$(2.000)	$(0.477)	$1.623

Less Distributions to Common Shareholders

From net investment income	$(1.319)	$(1.345)	$(1.347)	$(1.513)	$(1.513)
Tax return of capital	(0.059)	—	(0.023)	—	—

Total distributions to common shareholders	$(1.378)	$(1.345)	$(1.370)	$(1.513)	$(1.513)

Net asset value — End of year (Common shares)	$17.060	$16.630	$12.960	$16.330	$18.320

Market value — End of year (Common shares)	$16.080	$16.600	$11.580	$15.300	$18.700

Total Investment Return on Net Asset Value(3)	11.68%	40.73%	(10.71)%	(1.99)%	9.42%

Total Investment Return on Market Value(3)	5.52%	57.21%	(14.85)%	(10.04)%	19.01%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Year Ended April 30,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Net assets applicable to common shares, end of year (000’s omitted)	$2,001,368	$1,950,179	$1,456,963	$1,836,391	$2,056,843
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees(5)	1.15%	1.02%	1.09%	1.07%	1.02%
Interest and fee expense(6)	0.61%	1.04%	1.37%	—	—
Total expenses	1.76%	2.06%	2.46%	1.07%	1.02%
Net investment income	6.73%	7.90%	9.91%	9.89%	9.39%
Portfolio Turnover	46%	46%	27%	39%	49%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings under the Credit Agreement, are as follows:

Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(4)
Expenses excluding interest and fees(5)	0.83%	0.69%	0.71%	0.76%	0.73%
Interest and fee expense(6)	0.44%	0.70%	0.90%	—	—
Total expenses	1.27%	1.39%	1.61%	0.76%	0.73%
Net investment income	4.85%	5.31%	6.48%	7.00%	6.73%

Senior Securities:
Total notes payable outstanding (in 000’s)	$418,200	$526,200	$619,200	$—	$—
Asset coverage per $1,000 of notes payable(7)	$6,423	$5,213	$3,784	$—	$—
Total preferred shares outstanding	10,665	10,665	10,665	32,000	32,000
Asset coverage per preferred share	$98,061 (8)	$86,494 (8)	$66,119 (8)	$82,395 (9)	$89,289 (9)
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	For federal income tax purposes, net investment income per share was $1.253, $1.342, $1.395, $1.787 and $1.899, respectively, and net realized and unrealized gain (loss) per share was $0.562, $3.680, $(3.337), $(1.904) and $(0.080) for the year ended April 30, 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS (see Note 10) and to the TALF loans (see Note 11).
(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(8)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 392%, 346% and 264% at April 30, 2011, 2010 and 2009, respectively.
(9)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(10)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Financial futures contracts are value at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $347,952,116 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552), April 30, 2014 ($28,843,098), April 30, 2015 ($18,927,766), April 30, 2016 ($31,018,401), April 30, 2017 ($112,795,908), April 30, 2018 ($67,565,640) and April 30, 2019 ($21,434,383). In addition, such capital loss carryforwards cannot be utilized prior to the utilization of new capital loss carryforwards, if any, created after April 30, 2011.

A capital loss carryforward of $41,407,625 included in the amounts above is available to the Fund as a result of the reorganization on March 12, 2010 (see Note 14). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

Additionally, at April 30, 2011, the Fund had a net capital loss of $4,036,010 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending April 30, 2012.

As of April 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended April 30, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B, Series C and Series D, and approximately monthly for Series E by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of April 30, 2011 is as follows:

APS Issued and Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at April 30, 2011, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividends
	Rates at	Accrued to APS	Dividend	Rate
	April 30, 2011	Shareholders	Rates	Ranges (%)

Series A	0.21%	$168,274	0.32%	0.18–0.47
Series B	0.20	169,631	0.32	0.20–0.42
Series C	0.21	167,716	0.31	0.20–0.44
Series D	0.18	168,623	0.32	0.18–0.42
Series E	0.20	164,828	0.31	0.18–0.47

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of April 30, 2011.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended April 30, 2011 and April 30, 2010 was as follows:

	Year Ended April 30,

	2011	2010

Distributions declared from:
Ordinary income	$155,562,691	$153,108,980
Tax return of capital	$6,947,700	$—

During the year ended April 30, 2011, accumulated net realized loss was increased by $6,133,765, accumulated distributions in excess of net investment income was decreased by $17,436,478 and paid-in capital was decreased by $11,302,713 due to differences between book and tax accounting, primarily for mixed straddles, premium amortization, investments in partnerships, paydown gain (loss), defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of April 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(351,988,126)
Net unrealized appreciation	$80,910,807

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, defaulted bond interest and premium amortization.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended April 30, 2011 the Fund’s investment adviser fee totaled $20,660,466. EVM also serve as administrator of the Fund, but receives no compensation.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average weekly gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average weekly gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first seven full years of operations on May 30, 2010. Pursuant to this agreement, EVM waived $1,486,753 of its investment adviser fee for the year ended April 30, 2011.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended April 30, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,112,462,810	$1,323,374,588
U.S. Government and Agency Securities	132,939,398	10,101,641

	$1,245,402,208	$1,333,476,229

6 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended April 30,
	2011	2010

Issued to shareholders electing to receive payments of distributions in Fund shares	58,781	83,853
Issued to connection with the acquisition of Eaton Vance Credit Opportunities Fund (See Note 14)	—	4,738,774

Net increase	58,781	4,822,627

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,691,284,866

Gross unrealized appreciation	$146,432,087
Gross unrealized depreciation	(59,414,962)

Net unrealized appreciation	$87,017,125

8 Restricted Securities

At April 30, 2011, the Fund owned the following securities (representing 0.6% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

	Date of
Description	Acquisition	Shares/Units	Cost		Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$56,114
Panolam Holdings Co.	12/30/09	3,677	2,020,511		3,539,664
RathGibson Acquisition Co., LLC	6/14/10	218,800	1,161,180		7,318,860

Total Common Stocks			$3,181,691		$10,914,638

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$35,654
Fontainebleau Resorts, LLC	6/1/07	6,494	6,493,930		65
Muzak Holdings, LLC	6/18/10	202,841	2,109,301		1,901,655

Total Preferred Stocks			$8,613,189		$1,937,374

Total Restricted Securities			$11,794,880		$12,852,012

(1)	Less than $0.50.

9 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net
				Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Depreciation

5/31/11	British Pound Sterling 1,950,000	United States Dollar 3,196,233	HSBC Bank USA	$(59,848)
5/31/11	British Pound Sterling 4,518,743	United States Dollar 7,260,219	JPMorgan Chase Bank	(285,111)
5/31/11	Euro 47,728,410	United States Dollar 65,690,281	Citigroup Global Markets	(4,948,338)
6/30/11	British Pound Sterling 3,059,194	United States Dollar 4,882,504	Goldman Sachs, Inc.	(223,663)
6/30/11	Euro 1,847,500	United States Dollar 2,675,180	HSBC Bank USA	(56,921)
7/29/11	British Pound Sterling 5,865,827	United States Dollar 9,651,426	JPMorgan Chase Bank	(135,411)

				$(5,709,292)

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

Futures Contracts
					Net
					Unrealized
Expiration Date	Contracts	Position	Aggregate Cost	Value	Depreciation

6/11	250 U.S. 2-Year Treasury Note	Short	$(54,675,799)	$(54,781,250)	$(105,451)
6/11	650 U.S. 5-Year Treasury Note	Short	(76,410,547)	(77,004,687)	(594,140)
6/11	680 U.S. 10-Year Treasury Note	Short	(81,631,875)	(82,375,625)	(743,750)
6/11	130 U.S. 30-Year Treasury Bond	Short	(15,762,500)	(15,908,750)	(146,250)

					$(1,589,591)

At April 30, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: The Fund purchases and sells U.S. Treasury futures contracts to manage the duration of its portfolio.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2011 the fair value of derivatives with credit-related contingent features in a net liability position was $5,709,292. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $3,070,635 at April 30, 2011.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2011 was as follows:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$—	$(5,709,292	)(1)
Interest Rate	Financial Futures Contracts	—	(1,589,591	)(2)

	Total	$—	$(7,298,883)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended April 30, 2011 was as follows:

		Realized Gain (Loss)	Change in Unrealized
		on Derivatives Recognized	Appreciation (Depreciation) on
Risk	Derivative	in Income(1)	Derivatives Recognized in Income(2)

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(3,950,490)	$(4,932,306)
Interest Rate	Financial Futures Contracts	(4,703)	(1,589,591)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Financial futures contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Financial futures contracts, respectively.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

The average notional amounts of forward foreign currency exchange contracts and financial futures contracts outstanding during the year ended April 30, 2011, which are indicative of the volume of these derivative types, were approximately $86,661,000 and $5,370,000, respectively.

10 Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to a limit of $715,625,000 for a period of five years, the proceeds of which were primarily used to partially redeem the Fund’s APS. The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. The Agreement was renewed effective March 25, 2011. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.60% per annum (0.75% prior to March 25, 2011) on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.45% per annum (0.50% prior to March 25, 2011) on the borrowing limit under the Agreement. The Fund also paid an initial structuring fee of $7,156,250 which is being amortized to interest expense over a period of five years. The unamortized structuring fee at April 30, 2011 is approximately $2,786,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2011, the Fund had borrowings outstanding under the Agreement of $418,200,000 at an interest rate of 0.25%. The carrying amount of the borrowings at April 30, 2011 approximated its fair value. For the year ended April 30, 2011, the average borrowings under the Agreement and the average interest rate were $488,139,726 and 0.38%, respectively.

11 Term Asset-Backed Securities Loan Facility

The Fund participates in the Term Asset-Backed Loan Facility (TALF), a loan facility administered by the Federal Reserve Bank of New York in conjunction with the U.S. Treasury Department. The program provides term financing for eligible asset-backed securities and commercial mortgage-backed securities that meet certain criteria. Under the terms of the program, the Fund pledged as collateral commercial mortgage-backed securities in exchange for non-recourse loans of 85% of the value of the pledged collateral at the inception of the loans. The loans may be prepaid in whole or in part at any time at the Fund’s option without a penalty. Principal repayments on the pledged collateral must be used to reduce the outstanding loan balance. Interest on the loans is based on a predetermined rate on the loan origination date and is payable monthly, typically from the interest received on the pledged collateral. In addition, the Fund paid an administrative fee of 0.20% of the amount borrowed which is being amortized as interest expense to the maturity date of the loans. Unamortized administrative fees at April 30, 2011 were approximately $59,500 and are included in prepaid expenses on the Statement of Assets and Liabilities.

At April 30, 2011, the Fund had two TALF loans outstanding aggregating $51,042,132 with an interest rate of 2.78% and a maturity date of January 28, 2013. The fair value of the securities pledged as collateral on the loans at April 30, 2011 was $63,850,290. For the year ended April 30, 2011, the average borrowings under the TALF program and the weighted average interest rate were $51,042,132 and 2.78%, respectively.

The Fund has elected to value its TALF loans at fair value, as permitted by U.S. generally accepted accounting principles for fair value measurements, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The Fund values its TALF loans using methods determined in good faith by or at the direction of the Trustees of the Fund. Each such determination is based on consideration of, including but not limited to, observable market transactions, the nonrecourse nature of the loans, the value of the underlying collateral, and market interest rates. At April 30, 2011, the fair value of the Fund’s TALF loans was determined to be its face value.

12 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

13 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$813,154,280	$4,729,112	$817,883,392
Corporate Bonds & Notes	—	966,611,515	6,352,882	972,964,397
Foreign Government Securities	—	319,469	—	319,469
Mortgage Pass-Throughs	—	544,594,068	—	544,594,068
Collateralized Mortgage Obligations	—	124,895,688	—	124,895,688
Commercial Mortgage-Backed Securities	—	199,247,984	—	199,247,984
Asset-Backed Securities	—	6,790,530	—	6,790,530
U.S. Government Agency Obligations	—	32,709,791	—	32,709,791
Common Stocks	659,991	5,763,166	21,825,447	28,248,604
Convertible Bonds	—	3,532,175	—	3,532,175
Preferred Stocks	1,863,751	2,759,378	35,719	4,658,848
Warrants	—	405,754	28,985	434,739
Miscellaneous	—	67,129	—	67,129
Short-Term Investments	—	41,955,177	—	41,955,177

Total Investments	$2,523,742	$2,742,806,104	$32,972,145	$2,778,301,991

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(5,709,292)	$—	$(5,709,292)
Futures Contracts	(1,589,591)	—	—	(1,589,591)
TALF Loans Payable	—	—	(51,042,132)	(51,042,132)

Total	$(1,589,591)	$(5,709,292)	$(51,042,132)	$(58,341,015)

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Investments in
		Investments		Preferred
	Investments in	in Corporate		Stocks,
	Senior Floating-	Bonds &	Investments in	Warrants and	TALF Loan
	Rate Interests	Notes	Common Stocks	Miscellaneous	Payable	Total

Balance as of April 30, 2010	$2,876,960	$4,225,743	$7,842,768	$293,628	$(51,042,132)	$(35,803,033)
Realized gains (losses)	(1,699,325)	(13,375,704)	—	46,943	—	(15,028,086)
Change in net unrealized appreciation (depreciation)*	239,707	12,873,162	13,406,827	(16,444)	—	26,503,252
Cost of purchases	1,139,167	3,222,414	1,523,125	—	—	5,884,706
Proceeds from sales	(86,830)	(649,294)	(1,632,167)	(121,582)	—	(2,489,873)
Accrued discount (premium)	79,108	56,561	—	—	—	135,669
Transfer to Level 3**	2,228,837	—	764,290	—	—	2,993,127
Transfer from Level 3**	(48,512)	—	(79,396)	(137,841)	—	(265,749)

Balance as of April 30, 2011	$4,729,112	$6,352,882	$21,825,447	$64,704	$(51,042,132)	$(18,069,987)

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2011*	$243,877	$12,750,034	$11,774,660	$19,119	$—	$24,787,690

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments.

At April 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

14 Reorganizations

Prior to the opening of business on March 12, 2010, the Fund acquired the net assets applicable to common shares of Eaton Vance Credit Opportunities Fund (the Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Acquired Fund on February 26, 2010. The acquisition was accomplished by a tax-free exchange of 4,738,774 common shares of the Fund (valued at $77,565,332) for 7,274,487 common shares of the Acquired Fund, each outstanding on March 11, 2010, and cash consideration equal to the aggregate liquidation value of the Acquired Fund’s Auction Preferred Shares (valued at $8,000,000). The investment portfolio of the Acquired Fund, with a fair value of $84,111,346 and identified cost of $101,932,161 at March 11, 2010, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets applicable to common shares of the Fund immediately before the acquisition were $1,840,816,015. The net assets applicable to common shares of the Acquired Fund at that date of $77,565,332, including $44,649,745 of accumulated net realized losses and $17,755,310 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets applicable to common shares of $1,918,381,347.

Assuming the acquisition had been completed on May 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended April 30, 2010 were as follows:

Net investment income	$142,462,493

Net realized losses	$(52,049,865)

Net increase in net assets resulting from operations	$603,910,531

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of the Acquired Fund since March 12, 2010, through the period ended April 30, 2010.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notes to Financial Statements — continued

15 Legal Proceedings

In May 2010, the Fund received a demand letter from a law firm on behalf of a putative common shareholder. The demand letter alleged that Eaton Vance Management and the Trustees and officers of the Fund breached their fiduciary duty to the Fund in connection with redemption by the Fund of its auction preferred securities following the collapse of auction markets in February 2008. The letter demanded that the Board of Trustees of the Fund take certain action to remedy those alleged breaches. In August 2010, following a thorough investigation conducted by the independent Trustees of the Fund, the Board of Trustees of the Fund (including all of the independent Trustees) rejected the demands set forth in the demand letter. Additionally, two law firms have filed separate purported class action lawsuits against the Fund on behalf of putative common shareholders, alleging breach of fiduciary duty in connection with the Fund’s redemption of auction preferred securities. In addition to the Fund, named defendants include Trustees of the Fund, Eaton Vance Management and Eaton Vance Corp. The Fund, Eaton Vance Management and Eaton Vance Corp. believe these lawsuits to be without merit, and intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on it or on Eaton Vance Management’s ability to serve as its investment adviser.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of April 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of April 30, 2011, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of April 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 16, 2011

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and capital gain dividends.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 25, 2011. The following action was taken by the shareholders:

Item 1: The election of Thomas E. Faust Jr. and William H. Park as Class II Trustees of the Fund for a three-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Thomas E. Faust Jr.	108,672,222	2,620,861
William H. Park	108,734,565	2,558,518

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Notice to Shareholders

On March 17, 2011, the Trustees of the Fund approved certain changes to the Fund’s investment policies that they believe are in the best interests of shareholders. Previously, the Fund, under normal market conditions, invested at least 25% of its total assets in each of: (1) U.S. Government securities, which may include U.S. Treasuries and mortgage-backed securities (“MBS”) or other securities issued, backed or otherwise backed by the U.S. Government or its agencies or instrumentalities; and (2) investments rated below investment grade, which may include senior loans and high-yield debt securities. The Fund’s revised investment policy expands the first category above to include other investments rated investment grade, providing the management team with increased flexibility in managing the higher quality securities in its portfolio. The Fund’s revised policy is as follows: under normal market conditions the Fund will invest at least 25% of its total assets in each of: (1) investments rated investment grade (defined as securities rated BBB- or higher by Standard & Poor’s Ratings Group or Fitch Ratings, Baa3 or higher as determined by Moody’s Investors Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s management team), including, but not limited to, U.S. Government securities (which include U.S. Treasuries, MBS, and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial mortgage-backed securities and corporate debt obligations rated investment grade; and (2) investments rated below investment grade, including senior loans and high-yield debt securities. The Fund’s assets may also include, among other investments, unsecured loans and money market instruments. The Fund’s policy to maintain an average credit quality of investment grade under normal market conditions remains in place.

The Trustees also approved a change to the Fund’s duration policy to eliminate the requirement that the Fund maintain a minimum portfolio duration of at least two years. Under the revised duration policy, the Fund will maintain a duration of no more than five years (including the effect of anticipated leverage). This change will take effect on May 17, 2011. In addition, the Trustees authorized the Fund to enter into positions in swaptions, which are instruments that give the owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Effective May 20, 2011 the Fund’s investment policies were changed to expand the “Authorized Foreign Currencies” in which the Fund may invest to include Australian dollars. The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of net assets in foreign investments denominated in Authorized Foreign Currencies, which include euros, British pounds, Swiss francs, Canadian dollars, and Australian dollars.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o American Stock Transfer and Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2011, our records indicate that there are 334 registered shareholders and approximately 88,806 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbol

The NYSE Amex symbol is EVV.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Limited Duration Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. The Board also considered the resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board noted the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVC and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Term of
	Position(s)	Office;
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).
Directorships in the Last Five Years.(1) Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2012. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Limited Duration Income Fund

April 30, 2011

Management and Organization — continued

Term of
	Position(s)	Office;
	with the	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2013. 3 years. Trustee since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.
Directorships in the Last Five Years.(1) None.

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(A)	APS Trustee

Eaton Vance
Limited Duration Income Fund

April 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

1856-6/11	CE-LDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended April 30, 2010 and April 30, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	4/30/2010	4/30/2011

Audit Fees	$86,740	$91,740

Audit-Related Fees(1)	$5,330	$23,330

Tax Fees(2)	$18,480	$18,480

All Other Fees(3)	$2,500	$1,400

Total	$113,050	$134,950

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended April 30, 2010 and

April 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	4/30/2010	4/30/2011

Registrant	$26,310	$43,210

Eaton Vance(1)	$250,260	$259,328

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the

Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Catherine C. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Mmes. McDermott and Schiff, and Messrs. Page, Swaffield, Venezia and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Ms. McDermott has been a portfolio manager since 2008 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Bank Loan Investment Group. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR as well as Chief Income Investment Officer. Mr. Venezia has been an Eaton Vance portfolio manager since 1984 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Fixed Income High Yield Group. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
			Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a	Accounts Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$960.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	12	$18,525.9	0	$0
Other Pooled Investment Vehicles	6	$6,223.9	1	$487.6
Other Accounts	2	$1,049.9	0	$0

Susan Schiff(1)
Registered Investment Companies	6	$5,342.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,316.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark S. Venezia(2)
Registered Investment Companies	12	$25,631.6	0	$0
Other Pooled Investment Vehicles	3	$1,219.4	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	3	$5,125.1	0	$0
Other Pooled Investment Vehicles	1	$100.3	0	$0
Other Accounts	14	$1,634.6	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or other portfolio manager(s).

(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies and a pooled investment vehicle that invests or may invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or other portfolio manager(s).

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	$100,001-$500,000
Susan Schiff	None
Payson F. Swaffield	$100,001-$500,000
Mark S. Venezia	None
Michael W. Weilheimer	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by

Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: June 14, 2011

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: June 14, 2011